As filed with the Securities and Exchange Commission on May 30, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number  811-21895

Underlying Funds Trust
(Exact name of registrant as specified in charter)

8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Address of principal executive offices) (Zip code)

Mr. David B. Perkins, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615
(Name and address of agent for service)

1-877-569-2382
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  March 31, 2014

Item 1. Schedule of Investments.

Underlying Funds Trust
Event Driven
Schedule of Investments
March 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 81.9%
Aerospace & Defense - 0.9%
Astronics Corp. (a)	32,234	$2,043,958
Air Freight & Logistics - 0.0%
Pacer International, Inc. (a)	8,000	71,680
Airlines - 1.4%
Delta Air Lines, Inc.	38,118	1,320,789
United Continental Holdings, Inc. (a)	38,520	1,719,147
Total Airlines		3,039,936

Auto Components - 3.6%
Allison Transmission Holdings, Inc.	47,201	1,413,198
American Axle & Manufacturing Holdings, Inc. (a)	152,445	2,823,281
Cooper Tire & Rubber Co.	41,018	996,738
Martinrea International, Inc.	251,350	2,266,811
Visteon Corp. (a)	7,350	650,034
Total Auto Components		8,150,062

Automobiles - 1.9%
General Motors Co.	122,294	4,209,359
Banks - 1.7%
CIT Group, Inc.	73,427	3,599,392
Sterling Bancorp	18,937	239,742
Total Banks		3,839,134

Beverages - 0.6%
Beam, Inc.	17,000	1,416,100
Building Products - 1.4%
Owens Corning	74,675	3,223,720
Capital Markets - 0.0%
Boursorama (a)	2,000	33,313
F&C Asset Management PLC	10,000	20,339
SWS Group, Inc. (a)	5,000	37,400
Total Capital Markets		91,052

Chemicals - 11.6%
AZ Electronic Materials SA	100,000	671,524
Chemtura Corp. (a)	134,536	3,402,415
Ferro Corp. (a)	437,265	5,973,040
Innophos Holdings, Inc.	23,282	1,320,089
Kraton Performance Polymers (a)	60,579	1,583,535
Methanex Corp.	27,182	1,738,017
OCI Partners LP	102,352	2,194,427
Sensient Technologies Corp.	160,410	9,048,728
Total Chemicals		25,931,775

Commercial Services & Supplies - 2.1%
Newalta Corp.	35,533	647,340
Performant Financial Corp. (a)	119,575	1,082,154
Schawk, Inc.	500	9,995
Waste Management, Inc.	69,754	2,934,551
Total Commercial Services & Supplies		4,674,040

Communications Equipment - 0.0%
Mitel Networks Corp. (a)	3,600	38,003
Riverbed Technology, Inc. (a)	3,000	59,130
Total Communications Equipment		97,133

Computers & Peripherals - 0.1%
Xyratex Ltd.	8,000	105,920
Construction & Engineering - 1.1%
Badger Daylighting Ltd. (a)	62,250	2,339,654
Foster Wheeler AG (a)	4,000	129,680
Total Construction & Engineering		2,469,334

Construction Materials - 1.1%
Cemex SAB de CV - ADR (a)	190,667	2,408,124
Vulcan Materials Co.	600	39,870
Total Construction Materials		2,447,994

Containers & Packaging - 1.5%
DS Smith PLC	302,419	1,639,015
Intertape Polymer Group, Inc.	158,926	1,788,367
Total Containers & Packaging		3,427,382

Diversified Consumer Services - 1.4%
H&R Block, Inc.	49,937	1,507,598
Service Corp. International	83,426	1,658,509
Total Diversified Consumer Services		3,166,107

Diversified Financial Services - 0.0%
Pohjola Bank PLC	2,500	55,657
Diversified Telecommunication Services - 4.0%
Verizon Communications, Inc.	67,350	3,203,840
Vivendi SA	199,430	5,550,734
Ziggo NV	2,500	111,024
Total Diversified Telecommunication Services		8,865,598

Electric Utilities - 0.5%
Iberdrola SA	9	63
UNS Energy Corp.	17,000	1,020,510
Total Electric Utilities		1,020,573

Electronic Equipment, Instruments & Components - 0.1%
Laird PLC	30,000	150,349
Energy Equipment & Services - 2.3%
McDermott International, Inc. (a)	27,180	212,548
North American Energy Partners, Inc.	669,030	4,817,016
Total Energy Equipment & Services		5,029,564

Food & Staples Retailing - 0.6%
Safeway, Inc.	14,000	517,160
Shoppers Drug Mart Corp.	14,000	770,348
Spartan Stores, Inc.	2,400	55,704
Total Food & Staples Retailing		1,343,212

Food Products - 0.2%
Campofrio Food Group SA (a)	10,000	95,058
Canada Bread Co. Ltd.	3,000	195,930
GrainCorp Ltd.	15,000	117,262
Warrnambool Cheese & Butter Factory Co. Holding Ltd.	2,000	15,580
Total Food Products		423,830

Health Care Equipment & Supplies - 0.4%
ArthroCare Corp. (a)	15,000	722,850
Human Touch (Acquired 08/12/2009 through 10/01/2013, Cost $97,925) (a)(d)(g)	394	9,208
ICU Medical, Inc. (a)	2,200	131,736
Total Health Care Equipment & Supplies		863,794

Health Care Providers & Services - 0.0%
LCA-Vision, Inc. (a)	12,500	66,875
Hotels, Restaurants & Leisure - 8.0%
Bob Evans Farms, Inc.	87,611	4,383,178
Carrols Restaurant Group, Inc. (a)	249,058	1,785,746
Cedar Fair LP	66,160	3,369,529
ClubCorp Holdings, Inc.	278,311	5,260,078
Extended Stay America, Inc.	5,501	125,258
Marriott International, Inc.	1	56
MTR Gaming Group, Inc. (a)	35,000	179,550
Orient-Express Hotels Ltd. (a)	6,000	86,460
SeaWorld Entertainment, Inc.	86,293	2,608,637
Total Hotels, Restaurants & Leisure		17,798,492

Household Durables - 1.4%
Blyth, Inc.	3,000	32,190
Nobility Homes, Inc. (a)	4,000	49,300
WCI Communities, Inc. (a)	156,307	3,088,626
Total Household Durables		3,170,116

Household Products - 0.6%
Central Garden and Pet Co. (a)	158,623	1,311,812
Insurance - 1.4%
Assured Guaranty Ltd.	63,235	1,601,110
MBIA, Inc. (a)	89,196	1,247,852
National Interstate Corp.	11,000	294,910
Tower Group International Ltd.	500	1,350
Total Insurance		3,145,222

Internet & Catalog Retail - 0.2%
Coastal Contacts, Inc. (a)	35,000	392,350
Leisure Products - 0.1%
MEGA Brands, Inc. (a)	10,000	160,199
Life Sciences Tools & Services - 0.0%
Nordion, Inc. (a)	500	5,760

Machinery - 2.9%
CNH Industrial NV	45,936	528,264
Global Brass & Copper Holdings, Inc.	139,424	2,198,716
Scania AB	9,000	265,592
Scania AB - B Shares	10,000	294,309
Wabash National Corp. (a)	224,009	3,082,364
Total Machinery		6,369,245

Marine - 0.7%
Stolt-Nielsen Ltd.	50,995	1,478,032
Media - 4.5%
Comcast Corp.	55,685	2,785,364
LIN Media LLC (a)	20,000	530,000
Loral Space & Communications, Inc. (a)	300	21,219
MDC Partners, Inc.	17,093	390,062
Time Warner Cable, Inc.	3,000	411,540
Time Warner, Inc.	55,586	3,631,433
Tribune Co. (a)	28,510	2,270,822
Total Media		10,040,440

Metals & Mining - 0.3%
AMCOL International Corp.	8,000	366,240
Augusta Resource Corp. (a)	10,000	31,027
AuRico Gold, Inc.	9,000	39,150
Camino Minerals Corp. (a)	4,000	54
Osisko Mining Corp. (a)	20,000	124,469
Pan American Silver Corp.	3,000	38,562
Primero Mining Corp. (a)	15,368	111,350
Total Metals & Mining		710,852

Multiline Retail - 1.3%
Dillard's Inc.	26,213	2,422,081
Family Dollar Stores, Inc.	6,632	384,723
Total Multiline Retail		2,806,804

Oil, Gas & Consumable Fuels - 5.4%
Alvopetro Energy Ltd./CA (a)	100,000	95,884
Aurora Oil & Gas Ltd. (a)	30,000	114,247
Avance Gas Holding Ltd. (a)	76,853	1,533,774
BW LPG Ltd.	360,844	4,202,766
EPL Oil & Gas, Inc. (a)	500	19,300
Equal Energy Ltd	5,000	22,900
Gulf Coast Ultra Deep Royalty Trust (a)	76,000	231,800
Heritage Oil PLC (a)	4,000	15,852
Penn West Petroleum Ltd.	638,591	5,338,605
Talisman Energy, Inc.	45,061	449,582
Yoho Resources, Inc. (a)	22,134	48,052
Total Oil, Gas & Consumable Fuels		12,072,762

Paper & Forest Products - 2.2%
Ainsworth Lumber Co Ltd. (a)	35,000	126,006
Boise Cascade Co. (a)	20,657	591,617

Tembec, Inc. (Acquired 05/17/2011, Cost $156,780) (a)(g)	35,833	81,034
Wausau Paper Corp.	187,407	2,385,691
Western Forest Products, Inc.	754,014	1,643,757
Total Paper & Forest Products		4,828,105

Pharmaceuticals - 0.5%
Forest Laboratories, Inc. (a)	8,000	738,160
Hi-Tech Pharmacal Co., Inc. (a)	10,000	433,300
Total Pharmaceuticals		1,171,460

Professional Services - 0.3%
Quinpario Acquisition Corp. (a)	52,985	576,212
Real Estate Management & Development - 3.1%
Huntingdon Capital Corp.	372,070	4,038,752
RE/MAX Holdings, Inc.	98,932	2,852,209
Total Real Estate Management & Development		6,890,961

Real Estate Investment Trusts (REITs) - 0.7%
Chatham Lodging Trust	72,722	1,470,439
InnVest Real Estate Investment Trust	28,345	135,635
Total Real Estate Investment Trusts (REITs)		1,606,074

Road & Rail - 3.1%
AMERCO	14,476	3,360,169
Swift Transportation Co. (a)	97,617	2,416,021
YRC Worldwide, Inc. (a)	52,412	1,179,270
Total Road & Rail		6,955,460

Semiconductors & Semiconductor Equipment - 3.1%
ATMI, Inc. (a)	30,000	1,020,300
LSI Corp.	80,000	885,600
LTX-Credence Corp. (a)	2,500	22,275
Micron Technology, Inc. (a)	193,040	4,567,326
PLX Technology, Inc. (a)	7,000	42,350
RDA Microelectronics, Inc. - ADR	1,500	26,895
Supertex, Inc. (a)	12,000	395,760
Total Semiconductors & Semiconductor Equipment		6,960,506

Software - 0.6%
Accelrys, Inc. (a)	5,000	62,300
Compuware Corp.	124,762	1,310,001
Ebix, Inc.	2,000	34,140
Giant Interactive Group, Inc. - ADR	1,000	11,570
Monitise PLC (a)	28,375	33,626
Total Software		1,451,637

Specialty Retail - 1.8%
Jos A Bank Clothiers, Inc. (a)	4,000	257,200
Murphy USA, Inc. (a)	73,798	2,995,461
Staples, Inc.	25,071	284,305
Zale Corp. (a)	25,000	522,750
Total Specialty Retail		4,059,716

Textiles, Apparel & Luxury Goods - 0.3%
The Jones Group, Inc.	52,000	778,440

Thrifts & Mortgage Finance - 0.8%
Hudson City Bancorp, Inc.	21,000	206,430
PennyMac Financial Services, Inc. (a)	92,429	1,538,019
Total Thrifts & Mortgage Finance		1,744,449

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc.	8,000	264,240
TOTAL COMMON STOCKS (Cost $162,252,923)		$182,973,484

PREFERRED STOCKS - 0.0%
Health Care Equipment & Supplies - 0.0%
Human Touch Series B, 0.000% (Acquired 08/12/2009 through 10/01/2013, Cost $195,800) (a)(d)(g)	787	18,417
TOTAL PREFERRED STOCKS (Cost $195,800)		$18,417

	Principal
	Amount
CONVERTIBLE BONDS - 1.0%
Consumer Finance - 0.3%
Atlanticus Holdings Corp.
5.875%, 11/30/2035	$2,000,000	761,250
Machinery - 0.7%
Meritor, Inc.
7.875%, 03/01/2026 (Acquired 11/30/2012, Cost $910,350) (b)	1,000,000	1,526,250
TOTAL CONVERTIBLE BONDS (Cost $1,725,696)		$2,287,500

CORPORATE BONDS - 6.5%
Containers & Packaging - 1.1%
ARD Finance SA PIK
11.125%, 06/01/2018 (Acquired 10/17/2013 through 12/02/2013, Cost $271,780) (b)	263,906	289,307
11.125%, 06/01/2018 (Acquired 01/25/2013 through 12/02/2013, Cost $1,907,357) (b)	EUR 1,363,569	2,065,369
Total Containers & Packaging		2,354,676

Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Resort Properties LLC
11.000%, 10/01/2021 (Acquired 09/27/2013 through 03/26/2014, Cost $3,268,071) (b)	$3,215,000	3,375,750
Household Products - 0.5%
Reynolds Group Issuer, Inc./Reynold's Group Issuer LLC
9.875%, 08/15/2019	900,000	1,005,750
Internet Software & Services - 0.4%
iPayment, Inc.
10.250%, 05/15/2018	1,200,000	885,000
Media - 0.4%
Clear Channel Communications, Inc.
10.750%, 08/01/2016	900,000	920,250
Metals & Mining - 0.0%
Aleris International, Inc.
10.000%, 12/15/2016 (Acquired 05/27/2010, Cost $6,850) (d)(e)(g)	1,000,000	4,380
Oil, Gas & Consumable Fuels - 1.3%
NGPL PipeCo LLC
7.768%, 12/15/2037 (Acquired 02/05/2014 through 03/26/2014, Cost $1,762,138) (b)	1,920,000	1,790,400
Xinergy Corp.
9.250%, 05/15/2019 (Acquired 07/11/2012 through 04/02/2013, Cost $1,115,560) (b)	1,500,000	1,065,000
Total Oil, Gas & Consumable Fuels		2,855,400

Paper & Forest Products - 1.3%
Millar Western Forest Products Ltd.
8.500%, 04/01/2021	1,750,000	1,841,875
Verso Paper Holdings LLC / Verso Paper, Inc.
11.375%, 08/01/2016	1,800,000	1,098,000
Total Paper & Forest Products		2,939,875

TOTAL CORPORATE BONDS (Cost $13,878,869)		$14,341,081

BANK LOANS - 1.6%
Federal Mogul Corp. Term Loan B 1st Lien
2.098%, 12/29/2014 (c)	569,529	567,108
Federal Mogul Corp. Term Loan C 1st Lien
2.098%, 12/28/2015 (c)	335,164	333,739
NGPL PipeCo LLC Term Loan
6.750%, 09/15/2017 (c)	1,285,151	1,252,380
Transtar Industries 10/12 2nd Lien
9.750%, 10/09/2019 (c)	1,350,000	1,329,750
TOTAL BANK LOANS (Cost $3,394,561)		$3,482,977

ESCROW NOTES - 0.0%
AMR Corp. Escrow (a)(d)	23,290	66,377
Caraustar Escrow (a)(d)	1	1
General Motors Co. (a)(d)	1,200,000	0
General Motors Co. (a)(d)	6,000	0
General Motors Co. (a)(d)	500,000	0
Lear Corp. (a)(d)	1,000,000	100
Six Flags Entertainment Corp. (a)(d)	600,000	0
Smurfit-Stone Container Corp. (a)(d)	7,125	0
TOTAL ESCROW NOTES (Cost $54,919)		$66,478

RIGHTS - 0.1%	Shares
American Medical Alert Corp. (a)(d)	20,000	200
Clinical Data, Inc. (a)(d)	18,000	17,100
Cubist Pharmaceuticals, Inc. (a)	5,000	3,250
Gerber Scientific, Inc. (a)(d)	30,000	0
Leap Wireless International, Inc. CVR (a)(d)	60,000	151,200
Omthera Pharmaceuticals (a)(d)	100	60
Path Contingent Value Rights (a)(d)	71,885	38,099
Trius Therapeutics, Inc. (a)(d)	70,000	9,100
TOTAL RIGHTS (Cost $10,583)		$219,009

WARRANTS - 0.3%
Alpha Bank AE
Expiration December 2017, Exercise Price: $0.45 (a)	271,000	657,087
Huntingdon Capital Corp.
Expiration December 2016, Exercise Price: $9.00 (a)	11,900	43,219
Lear Corp.
Expiration November 2014, Exercise Price: $10.56 (a)	75	12,556
TOTAL WARRANTS (Cost $506,943)		$712,862

PURCHASED OPTIONS - 0.5%		Contracts

Put Options - 0.4%
iShares Russell 2000 ETF
Expiration April 2014, Exercise Price: $114.00 (a)		570	64,980
iShares Russell 2000 ETF
Expiration May 2014, Exercise Price: $114.00 (a)		1,140	262,200
iShares Russell 2000 ETF
Expiration May 2014, Exercise Price: $115.00 (a)		1,368	358,416
iShares MSCI Emerging Markets ETF
Expiration June 2014, Exercise Price: $38.50 (a)		440	32,560
J.C. Penney Company, Inc.
Expiration August 2014, Exercise Price: $4.00 (a)		458	6,412
SPDR S&P 500 ETF Trust
Expiration April 2014, Exercise Price: $183.00 (a)		435	35,235
SPDR S&P 500 ETF Trust
Expiration April 2014, Exercise Price: $184.00 (a)		228	23,256
Expiration April 2014, Exercise Price: $184.00 (a)		684	90,288
Total Put Options			873,347

Call Options - 0.1%
Penn West Petroleum Ltd.
Expiration June 2014, Exercise Price: $10.00 (a)		596	4,470
Sensient Technologies Corp.
Expiration July 2014, Exercise Price: $50.00 (a)		22	14,300
Vodafone Group
Expiration January 2015, Exercise Price: $40.00 (a)		218	29,430
Yahoo! Inc.
Expiration June 2014, Exercise Price: $36.00 (a)		456	108,984
Total Call Options			157,184

TOTAL PURCHASED OPTIONS (Cost $1,437,542)			$1,030,531

MONEY MARKET FUNDS - 22.2%		Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.06% (c)(f)		49,639,450	49,639,450
TOTAL MONEY MARKET FUNDS (Cost $49,639,450)			$49,639,450
Total Investments (Cost $233,097,286) - 114.1%			254,771,789

Liabilities in Excess of Other Assets - (14.1)%			(31,435,330)
TOTAL NET ASSETS - 100.0%			$223,336,459

Percentages are stated as a percent of net assets.

EUR	Euro
ADR	American Depository Receipt
(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2014, the market value of these securities total $10,112,076 which represents 4.5% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at March 31, 2014.
(d)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At March 31, 2014, the fair value of these securities total $314,242 which represents 0.1% of total net assets.

(e)	Default or other conditions exist and security is not presently accruing income.
(f)	The rate shown is the seven day yield as of March 31, 2014.
(g)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2014, the market value of these securities total $113,039 which represents 0.1% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Event Driven
Securities Sold Short
March 31, 2014 (Unaudited)

COMMON STOCKS - 11.6%	Shares	Value
Air Freight & Logistics - 0.0%
XPO Logistics, Inc.	1,200	$35,292
Auto Components - 0.2%
Autoliv, Inc.	4,951	496,833
Automobiles - 0.5%
Ford Motor Co.	77,337	1,206,457
Capital Markets - 0.4%
Ashmore Group PLC	167,159	926,570
Chemicals - 1.4%
FutureFuel Corp.	39,544	802,743
International Flavors & Fragrances, Inc.	17,094	1,635,383
Potash Corp. of Saskatchewan, Inc. - ADR	21,893	792,965
Total Chemicals		3,231,091

Communications Equipment - 0.6%
Aichi Prefecture	192,558	1,446,927
Construction & Engineering - 0.2%
FLSmidth & Co. A/S	8,717	439,492
Diversified Financial Services - 0.2%
Element Financial Corp.	30,442	410,024
Electronic Equipment, Instruments & Components - 0.2%
TDK Corp.	10,529	439,081
Food & Staples Retailing - 0.4%
SUPERVALU, Inc.	124,326	850,390
Food Products - 0.4%
General Mills Inc.	15,879	822,850
Health Care Providers & Services - 0.4%
Skilled Healthcare Group, Inc.	156,166	822,995
Hotels, Restaurants & Leisure - 0.2%
Panera Bread Co.	2,279	402,175
Household Durables - 1.1%
Garmin Ltd.	25,800	1,425,708
Newell Rubbermaid, Inc.	35,666	1,066,413
Total Household Durables		2,492,121

Insurance - 0.6%
Everest Re Group Ltd.	8,799	1,346,687
IT Services - 1.4%
Cardtronics, Inc.	23,822	925,485
Heartland Payment Systems, Inc.	22,849	947,091
Higher One Holdings, Inc.	88,878	642,588
VeriFone Systems, Inc.	17,094	578,119
Total IT Services		3,093,283

Machinery - 1.0%
CNH Industrial NV	27,646	318,176
Colfax Corp.	15,222	1,085,785
Metso OYJ	27,236	891,847
Total Machinery		2,295,808

Metals & Mining - 0.0%
Primero Mining Corp.	15,368	111,350
Oil, Gas & Consumable Fuels - 0.7%
Athabasca Oil Corp.	92,417	665,436
Canadian Natural Resources Ltd.	11,159	428,171
DeeThree Exploration Ltd.	65,135	558,552
Storm Resources Ltd.	353	1,504
Total Oil, Gas & Consumable Fuels		1,653,663

Road & Rail - 0.8%
Hertz Global Holdings, Inc.	64,957	1,730,455
Software - 0.2%
Rosetta Stone, Inc.	47,498	532,928
Specialty Retail - 0.7%
Barnes & Noble, Inc.	9,100	190,190
GameStop Corp.	30,783	1,265,181
Total Specialty Retail		1,455,371

TOTAL COMMON STOCKS (Proceeds $25,065,096)		$26,241,843

EXCHANGE TRADED FUNDS - 16.8%
iShares 20+ Year Treasury Bond ETF	29,526	3,221,287
iShares MSCI Emerging Markets ETF	17,094	700,683
iShares MSCI United Kingdom ETF	34,327	706,793
iShares Russell 2000 ETF	169,281	19,694,152
SPDR S&P 500 ETF Trust	37,627	7,037,754
SPDR S&P MidCap 400 ETF Trust	15,181	3,803,903
United States Oil Fund LP	62,528	2,287,899
TOTAL EXCHANGE TRADED FUNDS (Proceeds $36,244,288)		$37,452,471

	Principal
	Amount
CORPORATE BONDS - 2.6%
Food Products - 0.9%
Hormel Foods Corp.
4.125%, 04/15/2021	$1,800,000	1,910,583
Metals & Mining - 0.2%
United States Steel Corp.
7.375%, 04/01/2020	500,000	546,250
Multiline Retail - 0.6%
Sears Holdings Corp.
6.625%, 10/15/2018	1,350,000	1,228,500

	Oil, Gas & Consumable Fuels - 0.9%
	Hess Corp.
	5.600%, 02/15/2041	1,800,000	1,976,674
	TOTAL CORPORATE BONDS (Proceeds $5,671,964)		$5,662,007

	FOREIGN GOVERNMENT NOTES/BONDS - 0.6%
	France Government Bond OAT
	3.500%, 04/25/2026	EUR 899,000	1,387,259
	TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Proceeds $1,283,228)		$1,387,259

	Total Securities Sold Short (Proceeds $68,264,576) - 31.6%		$70,743,580
	Percentages are stated as a percent of net assets.

EUR	Euro
ADR	American Depository Receipt

		The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
		Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
	Services, LLC.

	The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Event Driven
Options Written
March 31, 2014 (Unaudited)

	Contracts	Value
Call Options
Comcast Corporation
Expiration: April 2014, Exercise Price: $52.50	109	$927
Dillard's, Inc.
Expiration: April 2014, Exercise Price: $95.00	144	10,800
iShares Russell 2000 ETF
Expiration: April 2014, Exercise Price: $125.00	458	1,374
Time Warner, Inc.
Expiration: April 2014, Exercise Price: $67.50	68	2,040
Verizon Communications, Inc.
Expiration: April 2014, Exercise Price: $48.00	798	19,152
Vodafone Group Public Limited Company
Expiration: January 2015, Exercise Price: $50.00	218	3,161
Yahoo! Inc.
Expiration: June 2014, Exercise Price: $41.00	456	43,320
Total Call Options		80,774

Put Options
Hertz Global Holdings, Inc.
Expiration: April 2014, Exercise Price: $25.00	160	3,200
iShares Russell 2000 ETF
Expiration: April 2014, Exercise Price: $100.00	681	3,405
iShares Russell 2000 ETF
Expiration: April 2014, Exercise Price: $101.00	1,043	6,258
iShares Russell 2000 ETF
Expiration: April 2014, Exercise Price: $112.00	570	37,620
iShares Russell 2000 ETF
Expiration: May 2014, Exercise Price: $110.00	660	81,840
iShares Russell 2000 ETF
Expiration: May 2014, Exercise Price: $111.00	1,979	290,913
iShares Russell 2000 ETF
Expiration: May 2014, Exercise Price: $112.00	660	112,860
iShares Russell 2000 ETF
Expiration: June 2014, Exercise Price: $35.00	660	16,500
J.C. Penney Company, Inc.
Expiration: August 2014, Exercise Price: $2.00	916	2,748
Sensient Technologies Corp.
Expiration: July 2014, Exercise Price: $45.00	22	2,750
SPDR S&P 500 ETF Trust
Expiration: April 2014, Exercise Price: $178.00	435	12,180
SPDR S&P 500 ETF Trust
Expiration: April 2014, Exercise Price: $179.00	228	7,980
Expiration: April 2014, Exercise Price: $179.00	228	12,084
SPDR S&P 500 ETF Trust
Expiration: April 2014, Exercise Price: $180.00	456	29,640
Vodafone Group Public Limited Company
Expiration: January 2015, Exercise Price: $30.00	218	24,743
Yahoo! Inc.
Expiration: June 2014, Exercise Price: $31.00	456	27,816
Total Put Options		672,537

Total Options Written (Premiums received $1,067,768)		$753,311

Underlying Funds Trust
Event Driven
Swap Contracts
March 31, 2014 (Unaudited)
							Maximum	Upfront
			(Pay)/			Moody's Rating	Potential	Premium	Unrealized
		Buy/Sell	Receive	Termination	Notional	of Reference	Future Payment	Paid	Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas	Markit CDX.NA.HY.19	Buy	(5.00%)	12/20/2017	$2,000,000	B1	$(2,000,000)	$(13,917)	$(162,643)
BNP Paribas	Markit CDX.NA.HY.21	Buy	(5.00%)	12/20/2018	2,000,000	B1	(2,000,000)	(80,249)	(78,662)

Total Credit Default Swap Buy Contracts									(241,304)

CREDIT DEFAULT SWAP SELL CONTRACTS

BNP Paribas	Markit CDX.NA.HY.19	Sell	5.00%	12/20/2017	2,000,000	B1	2,000,000	116,765	59,794

Total Credit Default Swap Sell Contracts									59,794

Total Credit Default Swap Contracts									$(181,510)

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Event Driven
Forward Contracts
March 31, 2014 (Unaudited)
							Unrealized
	Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	to be Delivered		March 31, 2014	to be Received		March 31, 2014	(Depreciation)
4/30/2014	44,000,000	Norwegian Krone	$7,339,768	7,315,654	U.S. Dollars	$7,315,654	$(24,114)
4/30/2014	2,500,000	Canadian Dollars	2,259,856	2,252,252	U.S. Dollars	2,252,252	(7,604)
4/30/2014	1,965,000	Euros	2,706,910	2,633,463	U.S. Dollars	2,633,436	(73,474)
12/3/2014	400,000	Canadian Dollars	359,702	372,481	U.S. Dollars	372,481	12,779
			$12,666,236			$12,573,823	$(92,413)

The accompanying notes are an integral part of these Schedules of Investments.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2014 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$1,030,531
Written Options			Written option contracts, at value	$753,311
Total Equity Contracts		$1,030,531		$753,311
Foreign Exchange Contracts:
Forward Contracts	Cumulative appreciation on forward contracts *	$12,779	Cumulative depreciation on forward contracts *	$105,192
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized gain on swap contracts **	59,794	Swap payments received & unrealized loss on swap contracts **	241,304
Total Derivatives		$1,103,104		$1,099,807

* Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
** Value includes both the unrealized gain/loss on swaps and the upfront payments paid or received on the swaps.

The average quarterly market values of purchased and written options during the period ended March 31, 2014 were as follows:

Purchased options	$1,082,059
Written options	$595,409

The average quarterly notional amounts of swaps and forward contracts during the period ended March 31, 2014 were as follows:

Swaps	$5,000,000
Forward Contracts	$13,458,760

The accompanying notes are an integral part of these Schedules of Investments.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2014 (Unaudited):

Description	Level 1	Level 2		Level 3		Total
Common Stocks	$168,391,170	$14,573,106	(1)	$9,208	(2)	$182,973,484
Preferred Stocks	-	-		18,417		18,417
Convertible Bonds	-	2,287,500		-		2,287,500
Corporate Bonds	-	14,336,701		4,380		14,341,081
Bank Loans	-	3,482,977		-		3,482,977
Escrow Notes	-	-		66,478		66,478
Rights	3,250	-		215,759		219,009
Warrants	657,087	55,775		-		712,862
Purchased Options	1,011,761	18,770		-		1,030,531
Money Market Funds	49,639,450	-		-		49,639,450
Total Long Investments in Securities	$219,702,718	$34,754,829		$314,242		$254,771,789

Securities Sold Short:
Common Stocks	$21,779,750	$4,462,093	(1)	$-		$26,241,843
Exchange Traded Funds	37,452,471	-		-		37,452,471
Corporate Bonds	-	5,662,007		-		5,662,007
Foreign Government Notes/Bonds	-	1,387,259		-		1,387,259
Total Securities Sold Short	$59,232,221	$11,511,359		$-		$70,743,580

Written Options	$721,730	$31,581		$-		$753,311

Other Financial Instruments*
Credit Default Swap Buy Contracts	$-	$(241,304)	*	$-		$(241,304)
Credit Default Swap Sell Contracts	-	59,794	*	-		59,794
Forward Contracts	-	(92,413)	*	-		(92,413)
Total Other Financial Instruments	$-	$(273,923)		$-		$(273,923)

Below are the transfers into or out of Levels 1 and 2 during the quarter ended March 31, 2014:
	Long Securities	Securities Sold Short
Transfers into Level 1	$-	$-
Transfers out of Level 1	8,339,875	4,462,093
Net Transfers in and/(out) of Level 1	$(8,339,875)	$(4,462,093)

Transfers into Level 2	$8,339,875	$4,462,093
Transfers out of Level 2
Net Transfers in and/(out) of Level 2	$8,339,875	$4,462,093

* Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.
trading and/or due to the lack of trading volume on March 31, 2014. See Note 1 in the Notes to Schedule of Investments.

(1) The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Capital Markets	$33,313	$926,570
Communications Equipment	-	1,446,927
Construction & Engineering	-	439,492
Containers & Packaging	1,639,015	-
Diversified Financial Services	55,657	-
Diversified Telecommunication Services	5,661,758	-
Electric Utilities	63	-
Electronic Equipment, Instruments & Components	150,349	439,081
Food Products	117,262	-
Household Durables	49,300	-
Machinery	559,901	1,210,023
Marine	1,478,032	-
Oil, Gas & Consumable Fuels	4,218,618	-
Professional Services	576,212	-
Software	33,626	-
	$14,573,106	$4,462,093

(2) The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$9,208
	$9,208

Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities, at fair value
Balance as of December 31, 2013	$427,853
Accrued discounts/premiums	3,502
Realized gain (loss)	6,751
Change in unrealized appreciation	218,821
Purchases	293,725
Sales	(636,410)
Transfer out of Level 3	-
Balance as of March 31, 2014	$314,242

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2014	$12,655

The accompanying notes are an integral part of these Schedules of Investments.
Type of Security	Fair Value at 3/31/2014	Valuation Techniques	Unobservable Input	Range

Common Stocks	$9,208	Private Transaction	Inputs used by third party for offer	NA

			Discount for lack of marketability	90%

Preferred Stocks	18,417	Private Transaction	Inputs used by third party for offer	NA

			Discount for lack of marketability	90%

Corporate Bonds	4,380	Consensus pricing	Third party & broker quoted inputs	NA

Escrow	66,478	Consensus pricing	Third party & broker quoted inputs	NA

Rights	215,759	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund's common stock were to fall, the value of common stock in private companies held by the Fund would be lower.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews methodologies of the various pricing services employed by the Trust. The Adviser develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trada data, broker-dealer price quotations, and information obtained from market participants.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Long/Short Equity
Schedule of Investments
March 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 73.7%
Aerospace & Defense - 0.3%
The KEYW Holding Corp. (a)	56,891	$1,064,431
TransDigm Group, Inc.	1,201	222,425
Total Aerospace & Defense		1,286,856

Air Freight & Logistics - 0.8%
Echo Global Logistics, Inc. (a)	118,910	2,178,431
Forward Air Corp.	21,957	1,012,437
Total Air Freight & Logistics		3,190,868

Airlines - 0.3%
Hawaiian Holdings, Inc. (a)	71,578	999,229
Auto Components - 0.7%
TRW Automotive Holdings Corp. (a)	33,344	2,721,537
Automobiles - 1.2%
General Motors Co.	111,611	3,841,650
Winnebago Industries, Inc. (a)	34,884	955,473
Total Automobiles		4,797,123

Banks - 2.4%
Ameris Bancorp (a)	13,434	313,012
First NBC Bank Holding Co. (a)	90,934	3,169,959
Independent Bank Group, Inc.	60,510	3,554,963
OmniAmerican Bancorp, Inc.	102,514	2,336,294
Total Banks		9,374,228

Biotechnology - 4.9%
Alexion Pharmaceuticals, Inc. (a)	19,217	2,923,482
Alkermes PLC (a)	66,000	2,909,940
Auspex Pharmaceuticals, Inc. (a)	13,317	409,631
Discovery Laboratories, Inc. (a)	138,970	298,785
Enanta Pharmaceuticals, Inc. (a)	58,924	2,356,371
Insys Therapeutics, Inc. (a)	65,631	2,719,072
Intercept Pharmaceuticals, Inc. (a)	563	185,672
InterMune, Inc. (a)	45,725	1,530,416
Medivation, Inc. (a)	57,101	3,675,591
MiMedx Group, Inc. (a)	252,800	1,549,664
Sarepta Therapeutics, Inc. (a)	39,404	946,878
Total Biotechnology		19,505,502

Building Products - 1.1%
Apogee Enterprises, Inc.	27,353	908,940
Lennox International, Inc.	7,686	698,734
Quanex Building Products Corp.	66,690	1,379,149
Trex Co., Inc. (a)	16,497	1,206,921
Total Building Products		4,193,744

Capital Markets - 0.2%
E*TRADE Financial Corp. (a)	34,453	793,108
Chemicals - 1.6%
CF Industries Holdings, Inc.	18,192	4,741,563
Taminco Corp. (a)	77,518	1,628,653
Total Chemicals		6,370,216

Commercial Services & Supplies - 1.5%
Clean Harbors, Inc. (a)	16,429	900,145
Command Security Corp. (a)	145,819	255,183
InnerWorkings, Inc. (a)	90,840	695,834
KAR Auction Services, Inc.	25,107	761,998
Mobile Mini, Inc.	36,813	1,596,212
Sanix, Inc. (a)	151,715	1,642,460
Steelcase, Inc.	11,325	188,108
Total Commercial Services & Supplies		6,039,940

Communications Equipment - 3.8%
Brocade Communications Systems, Inc. (a)	28,770	305,250
Ciena Corp. (a)	61,974	1,409,289
Extreme Networks, Inc. (a)	498,986	2,894,119
JDS Uniphase Corp. (a)	186,878	2,616,292
Plantronics, Inc.	89,001	3,956,094
Polycom, Inc. (a)	56,210	771,201
QUALCOMM, Inc.	28,203	2,224,088
RADWARE Ltd. (a)	42,301	747,882
Total Communications Equipment		14,924,215

Construction & Engineering - 1.5%
Badger Daylighting Ltd.	21,198	796,723
MasTec, Inc. (a)	85,390	3,709,341
Quanta Services, Inc. (a)	43,268	1,596,589
Total Construction & Engineering		6,102,653

Construction Materials - 0.4%
Eagle Materials, Inc.	15,946	1,413,772
Consumer Finance - 0.3%
Regional Management Corp. (a)	42,970	1,059,640
Containers & Packaging - 0.1%
AptarGroup, Inc.	8,321	550,018
Diversified Consumer Services - 0.4%
Sotheby's	36,142	1,573,984
Diversified Financial Services - 0.3%
Moody's Corp.	2,034	161,337
Texas Pacific Land Trust	8,137	1,053,741
Total Diversified Financial Services		1,215,078

Diversified Telecommunication Services - 0.3%
Cogent Communications Group, Inc.	8,601	305,594
ORBCOMM, Inc. (a)	149,660	1,025,171
Total Diversified Telecommunication Services		1,330,765

Electric Utilities - 0.5%
ITC Holdings Corp.	49,210	1,837,994

Electrical Equipment - 0.5%
EnerSys, Inc.	29,268	2,027,980
Helix Wind Corp. (a)	301,628	60
Total Electrical Equipment		2,028,040

Electronic Equipment, Instruments & Components - 4.0%
Arrow Electronics, Inc. (a)	34,045	2,020,911
Avnet, Inc.	17,380	808,691
Benchmark Electronics, Inc. (a)	63,784	1,444,708
Electro Rent Corp.	43,697	768,630
Maruwa Co. Ltd.	24,900	970,262
Methode Electronics, Inc.	62,579	1,918,672
National Instruments Corp.	49,630	1,423,885
Newport Corp. (a)	115,200	2,382,336
OSI Systems, Inc. (a)	51,191	3,064,293
Rogers Corp. (a)	14,401	898,911
Total Electronic Equipment, Instruments & Components		15,701,299

Energy Equipment & Services - 1.3%
Basic Energy Services, Inc. (a)	14,356	393,498
Matrix Service Co. (a)	20,973	708,468
Oil States International, Inc. (a)	23,613	2,328,242
Precision Drilling Corp.	63,659	761,998
Schoeller-Bleckman Oilfield Equipment AG	8,955	1,047,457
Total Energy Equipment & Services		5,239,663

Food Products - 0.4%
Pinnacle Foods, Inc.	57,036	1,703,095
Health Care Equipment & Supplies - 7.1%
ABIOMED, Inc. (a)	92,150	2,399,586
Align Technology, Inc. (a)	14,520	751,991
AtriCure, Inc. (a)	58,678	1,103,733
CareFusion Corp. (a)	98,782	3,973,012
CONMED Corp.	26,700	1,160,115
Covidien PLC	24,300	1,789,938
Endologix, Inc. (a)	195,100	2,510,937
Greatbatch, Inc. (a)	48,668	2,234,835
MGC Diagnostics Corp.	21,700	242,172
Natus Medical, Inc. (a)	23,217	598,999
NxStage Medical, Inc. (a)	166,700	2,123,758
Oxford Immunotec Global PLC (a)	23,291	467,450
RTI Surgical, Inc. (a)	275,848	1,125,460
Spectranetics Corp. (a)	72,940	2,210,811
Volcano Corp. (a)	228,500	4,503,735
Zeltiq Aesthetics, Inc. (a)	36,770	721,060
Total Health Care Equipment & Supplies		27,917,592

Health Care Providers & Services - 1.1%
Capital Senior Living Corp. (a)	22,286	579,213
Catamaran Corp. (a)	44,000	1,969,440
Extendicare, Inc.	95,745	598,460
Universal Health Services Inc.	15,612	1,281,277
Total Health Care Providers & Services		4,428,390

Health Care Technology - 0.6%
Streamline Health Solutions, Inc. (a)	130,500	656,415
Vocera Communications, Inc. (a)	113,704	1,856,786
Total Health Care Technology		2,513,201

Hotels Restaurants & Leisure - 1.9%
Cedar Fair LP	33,195	1,690,621
Future Bright Holdings Ltd.	406,797	200,319
Scientific Games Corp. (a)	121,850	1,673,001
Vail Resorts, Inc.	29,656	2,067,023
Wendy's Co.	139,012	1,267,789
Whistler Blackcomb Holdings, Inc.	45,367	622,950
Total Hotels, Restaurants & Leisure		7,521,703

Household Durables - 1.1%
Tempur Sealy International, Inc. (a)	46,476	2,354,939
West Holdings Corp.	153,890	1,855,083
Total Household Durables		4,210,022

Insurance - 0.7%
American International Group, Inc.	56,610	2,831,066
Internet & Catalog Retail - 0.8%
Shutterfly, Inc. (a)	48,530	2,071,260
TripAdvisor, Inc. (a)	11,711	1,060,900
Total Internet & Catalog Retail		3,132,160

Internet Software & Services - 2.6%
58.com, Inc. - ADR (a)	7,680	319,718
Autohome, Inc. - ADR (a)	17,360	666,798
Brightcove, Inc. (a)	173,580	1,706,291
Envestnet, Inc. (a)	28,740	1,154,773
Google, Inc. (a)	907	1,010,861
IAC/InterActiveCorp.	6,290	449,043
Internet Initiative Japan, Inc.	33,227	800,442
LinkedIn Corp. (a)	1,729	319,761
SINA Corp. (a)	6,710	405,351
VeriSign, Inc. (a)	66,917	3,607,496
Total Internet Software & Services		10,440,534

IT Services - 3.2%
Cardtronics, Inc. (a)	54,950	2,134,807
Computer Sciences Corp.	57,106	3,473,187
Euronet Worldwide, Inc. (a)	43,930	1,827,049
Science Applications International Corp.	67,036	2,506,476
ServiceSource International, Inc. (a)	140,132	1,182,714
Wins Co. Ltd.	75,510	995,208
Wirecard AG	15,090	626,566
Total IT Services		12,746,007

Life Sciences Tools & Services - 0.7%
Furiex Pharmaceuticals, Inc. (a)	20,558	1,788,546
Luminex Corp. (a)	43,103	780,595
Total Life Sciences Tools & Services		2,569,141

Machinery - 1.3%
ESCO Technologies, Inc.	10,140	356,827
Graco, Inc.	17,680	1,321,403

Greenbrier Cos., Inc. (a)	27,419	1,250,306
Joy Global, Inc.	16,391	950,678
Lindsay Corp.	12,130	1,069,624
Total Machinery		4,948,838

Media - 0.7%
National CineMedia, Inc.	137,960	2,069,400
Regal Entertainment Group	42,890	801,185
Total Media		2,870,585

Metals & Mining - 0.3%
Argonaut Gold, Inc. (a)	129,188	563,262
US Silica Holdings, Inc.	11,398	435,062
Total Metals & Mining		998,324

Oil, Gas & Consumable Fuels - 2.0%
Approach Resources, Inc. (a)	23,121	483,460
Chesapeake Energy Corp.	52,095	1,334,674
Comstock Resources, Inc.	68,992	1,576,467
Gulfport Energy Corp. (a)	9,404	669,377
Halcon Resources Corp. (a)	246,240	1,066,219
Sanchez Energy Corp. (a)	24,260	718,824
World Fuel Services Corp.	47,160	2,079,756
Total Oil, Gas & Consumable Fuels		7,928,777

Paper & Forest Products - 0.1%
Domtar Corp.	4,727	530,465
Shanghai Songrui Forestry Products, Inc. (a)(d)	660,000	0
Total Paper & Forest Products		530,465

Personal Products - 0.2%
USANA Health Sciences, Inc. (a)	10,811	814,501
Pharmaceuticals - 1.4%
Auxilium Pharmaceuticals, Inc. (a)	128,500	3,492,630
BioDelivery Sciences International, Inc. (a)	67,339	568,341
Dainippon Sumitomo Pharma Co. Ltd.	48,740	773,721
Santen Pharmaceutical Co. Ltd.	15,438	683,087
Total Pharmaceuticals		5,517,779

Professional Services - 0.2%
Korn/Ferry International (a)	26,303	783,040
Real Estate Investment Trusts (REITs) - 2.9%
Ashford Hospitality Trust, Inc.	151,967	1,712,668
BioMed Realty Trust, Inc.	78,200	1,602,318
CBL & Associates Properties, Inc.	37,831	671,500
CoreSite Realty Corp.	29,766	922,746
FelCor Lodging Trust, Inc.	141,422	1,278,455
Gramercy Property Trust, Inc.	199,952	1,031,752
Kite Realty Group Trust	139,519	837,114
The Geo Group, Inc.	56,274	1,814,274
Spirit Realty Capital, Inc.	143,817	1,579,111
Total Real Estate Investment Trusts (REITs)		11,449,938

Real Estate Management & Development - 0.9%
Forestar Group, Inc. (a)	118,040	2,101,112
The Howard Hughes Corp. (a)	11,445	1,633,316
Total Real Estate Management & Development		3,734,428

Road & Rail - 1.9%
AMERCO	14,904	3,459,516
Knight Transportation, Inc.	63,569	1,470,351
Ryder System, Inc.	14,505	1,159,240
Saia, Inc. (a)	19,353	739,478
Swift Transportation Co. (a)	30,293	749,752
Total Road & Rail		7,578,337

Semiconductors & Semiconductor Equipment - 4.4%
Cirrus Logic, Inc. (a)	21,399	425,198
Cypress Semiconductor Corp.	99,152	1,018,291
Ferrotec Corp.	194,113	1,012,373
Hittite Microwave Corp.	4,764	300,323
Innox Corp. (a)	67,959	1,431,822
International Rectifier Corp. (a)	115,660	3,169,084
PMC-Sierra, Inc. (a)	70,333	535,234
RF Micro Devices, Inc. (a)	71,039	559,787
Silicon Motion Technology Corp. - ADR	86,818	1,456,806
Silicon Works Co. Ltd.	67,959	1,470,259
Skyworks Solutions, Inc. (a)	25,351	951,170
SunEdison, Inc. (a)	73,896	1,392,201
SunPower Corp. (a)	24,105	777,627
Teradyne, Inc.	46,114	917,207
Ultratech, Inc. (a)	74,356	2,170,452
Total Semiconductors & Semiconductor Equipment		17,587,834

Software - 4.3%
CommVault Systems, Inc. (a)	14,513	942,619
Comverse, Inc. (a)	22,666	783,790
Informatica Corp. (a)	73,440	2,774,563
Microsoft Corp.	89,749	3,678,812
Monotype Imaging Holdings, Inc.	21,262	640,837
NICE Systems Ltd. - ADR	22,878	1,021,731
Redknee Solutions, Inc. (a)	301,183	1,503,872
Rovi Corp. (a)	119,410	2,720,160
Take-Two Interactive Software, Inc. (a)	137,980	3,025,901
Total Software		17,092,285

Specialty Retail - 1.5%
Chico's FAS, Inc.	118,890	1,905,807
Francesca's Holdings Corp. (a)	94,180	1,708,425
Pier 1 Imports, Inc.	48,460	914,925
The Finish Line, Inc.	49,892	1,351,574
Total Specialty Retail		5,880,731

Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	4,150	2,227,471
NCR Corp. (a)	65,180	2,382,329
Total Technology Hardware, Storage & Peripherals		4,609,800

Textiles, Apparel & Luxury Goods - 1.0%
Hanesbrands, Inc.	28,784	2,201,400
Moncler SpA	59,590	1,018,913
Skechers U.S.A., Inc. (a)	19,975	729,886
Total Textiles, Apparel & Luxury Goods		3,950,199

Tobacco - 0.4%
Vector Group Ltd.		75,567	1,627,713
Transportation Infrastructure - 0.4%
Wesco Aircraft Holdings, Inc. (a)		68,760	1,513,408
TOTAL COMMON STOCKS (Cost $259,402,239)			$291,679,365

PURCHASED OPTIONS - 0.1%
		Contracts
Put Options - 0.1%
iShares Russell 2000 ETF
Expiration May 2014, Exercise Price: $116.00 (a)		273	81,081
SPDR S&P 500 ETF Trust
Expiration April 2014, Exercise Price: $187.00 (a)		278	54,210
Expiration May 2014, Exercise Price: $186.00 (a)		208	60,944
Total Put Options			196,235

Call Options - 0.0%
Johnson & Johnson
Expiration May 2014, Exercise Price: $90.00 (a)		104	87,880
Expiration May 2014, Exercise Price: $95.00 (a)		138	55,062
Total Call Options			142,942

TOTAL PURCHASED OPTIONS (Cost $374,504)			$339,177

MONEY MARKET FUNDS - 22.7%		Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.06% (b)(c)		89,936,986	89,936,986
TOTAL MONEY MARKET FUNDS (Cost $89,936,986)			$89,936,986

Total Investments (Cost $349,713,729) - 96.5%			381,955,528

Other Assets in Excess of Liabilities - 3.5%			13,787,952
TOTAL NET ASSETS - 100.0%			$395,743,480

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

(a)	Non-income producing.
(b)	Variable Rate Security. The rate shown represents the rate at March 31, 2014.
(c)	The rate shown is the seven day yield as of March 31, 2014.
(d)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At March 31, 2014, the fair value of these securities total $0 which represents 0.0% of total net assets.

	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
	Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
	Services, LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Long/Short Equity
Securities Sold Short
March 31, 2014 (Unaudited)

COMMON STOCKS - 28.4%	Shares	Value
Air Freight & Logistics - 0.3%
Hub Group, Inc.	33,705	$1,347,863
Auto Components - 0.2%
BorgWarner, Inc.	14,358	882,586
Automobiles - 0.2%
Tesla Motors, Inc.	4,170	869,236
Banks - 0.4%
Cullen/Frost Bankers, Inc.	22,367	1,734,113
Beverages - 0.2%
Remy Cointreau SA	9,480	760,437
Biotechnology - 0.7%
Cepheid, Inc.	25,000	1,289,500
Foundation Medicine, Inc.	14,888	481,925
Gilead Sciences, Inc.	1,400	99,204
Raptor Pharmaceutical Corp.	76,884	768,840
Total Biotechnology		2,639,469

Building Products - 0.2%
American Woodmark Corp.	27,159	914,172
Capital Markets - 0.2%
WisdomTree Investments, Inc.	64,988	852,643
Chemicals - 0.5%
Sigma-Aldrich Corp.	1,800	168,084
The Sherwin-Williams Co.	3,726	734,506
Tokai Carbon Co.	175,000	592,993
Umicore SA	7,122	363,180
Total Chemicals		1,858,763

Commercial Services & Supplies - 0.2%
Healthcare Services Group, Inc.	26,150	759,919
Communications Equipment - 0.4%
DragonWave, Inc.	129,770	181,678
QUALCOMM, Inc.	15,945	1,257,423
Total Communications Equipment		1,439,101

Construction & Engineering - 0.3%
Comfort Systems USA, Inc.	12,487	190,302
FLSmidth & Co. A/S	16,058	809,610
Fluor Corp.	2,265	176,058
Total Construction & Engineering		1,175,970

Diversified Consumer Services - 0.1%
Hillenbrand, Inc.	11,700	378,261
Electric Utilities - 0.2%
Hokkaido Electric Power Co., Inc.	79,000	665,867
Electrical Equipment - 0.8%
Enphase Energy, Inc.	78,016	574,198
GrafTech International Ltd.	105,909	1,156,526
SGL Carbon SE	17,000	577,870
SolarCity Corp.	12,650	792,143
Total Electrical Equipment		3,100,737

Food & Staples Retailing - 0.3%
Casey's General Stores, Inc.	15,011	1,014,593
Fairway Group Holdings Corp.	33,536	256,215
Total Food & Staples Retailing		1,270,808

Food Products - 0.2%
Amira Nature Foods Ltd.	5,000	85,200
Keurig Green Mountain, Inc.	6,210	655,714
Total Food Products		740,914

Health Care Equipment & Supplies - 2.6%
Abaxis, Inc.	56,859	2,210,678
Abbott Laboratories	19,800	762,498
CR Bard, Inc.	2,100	310,758
DENTSPLY International, Inc.	16,790	773,012
Elekta AB	45,864	610,563
Essilor International SA	7,320	738,726
GenMark Diagnostics, Inc.	34,000	337,960
Hologic, Inc.	24,000	516,000
Mindray Medical International Ltd. - ADR	9,120	295,123
ResMed, Inc.	23,267	1,039,802
Symmetry Medical, Inc.	53,668	539,900
Tandem Diabetes Care, Inc.	18,000	397,620
TearLab Corp.	19,200	129,792
Teleflex, Inc.	2,700	289,548
West Pharmaceutical Services, Inc.	9,544	420,413
Zeltiq Aesthetics, Inc.	36,800	721,648
Total Health Care Equipment & Supplies		10,094,041

Health Care Providers & Services - 0.8%
Air Methods Corp.	9,720	519,340
Bio-Reference Labs, Inc.	15,100	417,968
Henry Schein, Inc.	9,100	1,086,267
McKesson Corp.	5,400	953,478
Premier, Inc.	6,700	220,765
Total Health Care Providers & Services		3,197,818

Hotels, Restaurants & Leisure - 0.6%
500.com Ltd. - ADR	8,160	301,104
Bloomin' Brands, Inc.	14,880	358,608

Carnival Corp.	27,780	1,051,751
Sonic Corp.	34,491	786,050
Total Hotels, Restaurants & Leisure		2,497,513

Household Durables - 0.0%
UCP, Inc.	2,520	37,951
Insurance - 0.3%
China Life Insurance Co. Ltd. - ADR	7,990	338,297
Protective Life Corp.	14,840	780,435
Total Insurance		1,118,732

Internet & Catalog Retail - 0.2%
Netflix, Inc.	1,270	447,078
zulily, Inc.	6,020	302,144
Total Internet & Catalog Retail		749,222

Internet Software & Services - 0.9%
21Vianet Group, Inc. - ADR	17,810	511,147
Pandora Media, Inc.	12,011	364,173
Shutterstock, Inc.	4,240	307,866
VistaPrint NV	25,900	1,274,798
Web.com Group, Inc.	19,020	647,251
Yelp, Inc.	4,673	359,494
Total Internet Software & Services		3,464,729

IT Services - 0.7%
International Business Machines Corp.	6,780	1,305,082
Unisys Corp.	51,494	1,568,507
Total IT Services		2,873,589

Life Sciences Tools & Services - 0.5%
Fluidigm Corp.	10,400	458,328
Mettler-Toledo International, Inc.	2,100	494,928
Thermo Fisher Scientific, Inc.	7,600	913,824
Total Life Sciences Tools & Services		1,867,080

Machinery - 1.6%
CNH Industrial NV	66,244	761,806
Joy Global, Inc.	15,250	884,500
Kubota Corp.	31,325	416,326
Lincoln Electric Holdings, Inc.	21,187	1,525,676
Metso OYJ	24,877	814,601
The Manitowoc Co., Inc.	4,574	143,852
Titan International, Inc.	95,760	1,818,483
Wabash National Corp.	2,313	31,827
Total Machinery		6,397,071

Media - 0.1%
Cumulus Media, Inc.	53,899	372,442
Metals & Mining - 0.2%
Vale SA - ADR	56,115	776,070

Multiline Retail - 0.3%
Big Lots, Inc.	31,947	1,209,833
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc.	71,540	266,844
Cosan Ltd. - Class A	67,202	766,103
Neste Oil OYJ	34,550	704,451
Renewable Energy Group, Inc.	23,408	280,428
Total Oil, Gas & Consumable Fuels		2,017,826

Personal Products - 0.8%
Avon Products, Inc.	166,525	2,437,926
USANA Health Sciences, Inc.	9,420	709,703
Total Personal Products		3,147,629

Pharmaceuticals - 1.3%
Eisai Co. Ltd.	41,500	1,613,189
Endo International PLC	2,800	192,220
Galenica AG	730	706,455
Orexo AB	29,764	604,068
Questcor Pharmaceuticals, Inc.	23,613	1,533,192
Valeant Pharmaceuticals International, Inc.	4,200	553,686
Total Pharmaceuticals		5,202,810

Real Estate Investment Trusts (REITs) - 4.9%
Capstead Mortgage Corp.	128,881	1,631,633
CoreSite Realty Corp.	16,750	519,250
Empire State Realty Trust, Inc.	105,123	1,588,409
Government Properties Income Trust	76,750	1,934,100
Hospitality Properties Trust	55,560	1,595,683
LaSalle Hotel Properties	25,551	800,002
Mid-America Apartment Communities, Inc.	15,251	1,041,186
New York Mortgage Trust, Inc.	176,430	1,372,625
Omega Healthcare Invs, Inc.	64,795	2,171,928
Pebblebrook Hotel Trust	30,558	1,031,944
Potlatch Corp.	4,645	179,715
Redwood Trust, Inc.	105,603	2,141,629
Tanger Factory Outlet Centers, Inc.	65,415	2,289,525
Vornado Realty Trust	11,112	1,095,199
Total Real Estate Investment Trusts (REITs)		19,392,828

Real Estate Management & Development - 0.1%
Altisource Asset Management Corp.	269	289,081
Road & Rail - 0.6%
Con-way, Inc.	11,362	466,751
Heartland Express, Inc.	33,687	764,358
Hertz Global Holdings, Inc.	9,582	255,264
JB Hunt Transport Services, Inc.	10,026	721,070
Total Road & Rail		2,207,443

Semiconductors & Semiconductor Equipment - 1.6%
Cree, Inc.	11,740	664,014
EZchip Semiconductor Ltd.	7,517	190,556
Fairchild Semiconductor International, Inc.	50,480	696,119

First Solar, Inc.	9,300	649,047
Intel Corp.	78,075	2,015,116
Lam Research Corp.	12,566	691,130
Maxim Integrated Products, Inc.	39,336	1,302,808
Ultra Clean Holdings, Inc.	17,103	224,905
Total Semiconductors & Semiconductor Equipment		6,433,695

Software - 0.8%
FleetMatics Group PLC	11,706	391,566
Intuit, Inc.	4,340	337,348
MicroStrategy, Inc.	2,597	299,668
Open Text Corp.	24,570	1,172,235
RealPage, Inc.	31,670	575,127
Silver Spring Networks, Inc.	16,000	278,080
Total Software		3,054,024

Specialty Retail - 1.1%
Chico's FAS, Inc.	54,719	877,146
Lumber Liquidators Holdings, Inc.	4,520	423,976
Monro Muffler Brake, Inc.	30,094	1,711,747
Tile Shop Holdings, Inc.	27,343	422,449
Tractor Supply Co.	10,967	774,599
Total Specialty Retail		4,209,917

Technology Hardware, Storage & Peripherals - 0.5%
Cray, Inc.	17,010	634,813
Lexmark International, Inc.	16,160	748,047
SanDisk Corp.	8,680	704,729
Total Technology Hardware, Storage & Peripherals		2,087,589

Textiles, Apparel & Luxury Goods - 0.3%
Lululemon Athletica, Inc.	13,161	692,137
Oxford Industries, Inc.	7,051	551,388
Total Textiles, Apparel & Luxury Goods		1,243,525

Thrifts & Mortgage Finance - 1.3%
Northwest Bancshares, Inc.	144,507	2,109,802
Ocwen Financial Corp.	11,279	441,911
People's United Financial, Inc.	138,900	2,065,443
Radian Group, Inc.	27,260	409,718
Total Thrifts & Mortgage Finance		5,026,874

Trading Companies & Distributors - 0.5%
GATX Corp.	10,697	726,113
TAL International Group, Inc.	8,700	372,969
WESCO International, Inc.	11,410	949,540
Total Trading Companies & Distributors		2,048,622

TOTAL COMMON STOCKS (Proceeds $111,159,486)		$112,408,813

	EXCHANGE TRADED FUNDS - 8.1%
	Consumer Staples Select Sector SPDR Fund	61,918	2,666,189
	Industrial Select Sector SPDR Fund	40,363	2,112,196
	iPATH S&P 500 VIX Short-Term Futures ETN	7,636	321,857
	iShares MSCI Australia ETF	41,789	1,081,081
	iShares MSCI South Korea Capped ETF	30,744	1,890,756
	iShares Russell 2000 ETF	49,017	5,702,638
	Market Vectors Biotech ETF	5,750	523,077
	Materials Select Sector SPDR Fund	20,855	986,024
	Proshares UltraPro Short Russell 2000	3,705	146,681
	SPDR S&P 500 Trust ETF	30,008	5,612,696
	SPDR S&P Oil & Gas Exploration & Production ETF	22,079	1,585,935
	SPDR S&P Retail ETF	17,736	1,494,258
	Technology Select Sector SPDR Fund	219,250	7,969,738
	TOTAL EXCHANGE TRADED FUNDS (Proceeds $31,620,215)		$32,093,126

	Total Securities Sold Short (Proceeds $142,779,701) - 36.5%		$144,501,939

	Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

	The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
	Poor Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
	Services, LLC.

	The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Long/Short Equity
Swap Contracts
March 31, 2014 (Unaudited)

		Pay/Receive				Unrealized
		Total Return on	Termination	Financing	Notional	Appreciation/
Counterparty	Reference Entity	Reference Entity	Date	Rate	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	1/2/2015	0.905%	$ 261,317	$ 5,348

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	2/2/2015	0.905%	45,292	1,085

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	3/2/2015	0.905%	88,765	3,988

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	3/2/2015	0.905%	232,583	22,488

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	4/1/2015	0.905%	215,264	(6,570)

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	4/1/2015	0.905%	93,880	(1,127)

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	6/1/2015	0.904%	184,785	(10,873)

BNP Paribas SA	Eclat Textile Company Ltd.	Receive	6/1/2015	0.907%	88,935	(7,776)

BNP Paribas SA	Hermes Microvision, Inc.	Receive	1/2/2015	0.905%	289,778	83,598

BNP Paribas SA	Hermes Microvision, Inc.	Receive	2/2/2015	0.905%	82,232	22,152

BNP Paribas SA	Hermes Microvision, Inc.	Receive	2/2/2015	0.905%	88,492	23,922

BNP Paribas SA	Hermes Microvision, Inc.	Receive	2/2/2015	0.905%	128,195	32,397

BNP Paribas SA	Hermes Microvision, Inc.	Receive	3/2/2015	0.905%	275,028	86,303

BNP Paribas SA	Hermes Microvision, Inc.	Receive	4/1/2015	0.905%	264,955	96,376

BNP Paribas SA	Hermes Microvision, Inc.	Receive	4/1/2015	0.915%	143,083	17,509

BNP Paribas SA	Hermes Microvision, Inc.	Receive	6/1/2015	0.905%	160,496	95

BNP Paribas SA	Hermes Microvision, Inc.	Receive	6/1/2015	0.904%	273,738	7,298

BNP Paribas SA	Just Dial Ltd.	Receive	6/1/2015	0.904%	732,794	(33,379)

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	2/2/2015	0.905%	376,031	108,755

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	2/2/2015	0.904%	226,626	19,181

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	3/2/2015	0.905%	315,594	80,428

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	4/1/2015	0.905%	112,310	24,250

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	4/1/2015	0.905%	256,036	58,051

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	6/1/2015	0.905%	111,823	24,736

BNP Paribas SA	King Slide Works Co. Ltd.	Receive	6/1/2015	0.907%	122,904	13,656

BNP Paribas SA	Neo Solar Power Corp.	Receive	3/2/2015	0.905%	352,066	(53,745)

BNP Paribas SA	Neo Solar Power Corp.	Receive	3/2/2015	0.905%	328,095	(29,774)

BNP Paribas SA	Neo Solar Power Corp.	Receive	4/1/2015	0.905%	312,429	(14,108)

BNP Paribas SA	Neo Solar Power Corp.	Receive	6/1/2015	0.907%	113,039	(5,644)

BNP Paribas SA	Neo Solar Power Corp.	Receive	6/1/2015	0.904%	204,536	(4,065)

BNP Paribas SA	Neo Solar Power Corp.	Receive	6/1/2015	0.905%	248,951	(10,294)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	1/2/2015	0.905%	184,899	(46,313)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	2/2/2015	0.905%	50,925	(12,926)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	2/2/2015	0.905%	58,577	(11,637)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	3/2/2015	0.905%	142,346	(30,584)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	6/1/2015	0.907%	111,851	(22,442)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	4/1/2015	0.905%	138,325	(26,562)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	6/1/2015	9.040%	182,995	(4,175)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	4/1/2015	0.905%	265,716	(42,191)

BNP Paribas SA	ST Shine Optical Co. Ltd.	Receive	3/2/2015	0.905%	456,984	(54,639)

Total Long Total Return Swap Contracts						$ 302,792

SHORT TOTAL RETURN SWAP CONTRACTS

BNP Paribas SA	Standerd Chartered PLC	Pay	2/2/2015	0.083%	(166,986)	1,793

BNP Paribas SA	Standerd Chartered PLC	Pay	4/1/2015	0.083%	(250,453)	(2,563)

BNP Paribas SA	Standerd Chartered PLC	Pay	5/1/2015	0.083%	(144,116)	(6,439)

BNP Paribas SA	Standerd Chartered PLC	Pay	6/1/2015	0.083%	(543,124)	(548)

Total Short Total Return Swap Contracts						$ (7,757)

The accompanying notes are an integral part of these Schedules of Investments.

The average quarterly fair value of purchased and written options during the period ended March 31, 2014 (Unaudited) were as follows:

Purchased options	$393,448
Written options	$13,405

The average quarterly notional amounts of swaps during the period ended March 31, 2014 (Unaudited) were as follows:

Swaps	$2,477,719

The accompanying notes are an integral part of these Schedules of Investments.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2014 (Unaudited):

Description	Level 1	Level 2		Level 3		Total
Common Stocks *	$277,151,393	$14,527,972	(1)	$-	(2)	$291,679,365
Purchased Options	339,177	-		-		339,177
Money Market Funds	89,936,986	-		-		89,936,986
Total Long Investments in Securities	$367,427,556	$14,527,972		$-		$381,955,528

Securities Sold Short:
Common Stocks *	$103,134,928	$9,273,885	(1)	$-		$112,408,813
Exchange Traded Funds	32,093,126	-		-		32,093,126
Total Securities Sold Short	$135,228,054	$9,273,885		$-		$144,501,939

Other Financial Instruments **
Total Return Swap Buy Contracts	$-	$302,792		$-		$302,792
Total Return Swap Sell Contracts	-	(7,757)		-		(7,757)
Total Other Financial Instruments	$-	$295,035		$-		$295,035

Below are the transfers into or out of Levels 1 and 2 during the quarter ended March 31, 2014:

	Long Securities	Securities Sold Short
Transfers into Level 1	$-	$-
Transfers out of Level 1	11,934,896	4,835,228
Net Transfers in and/(out) of Level 1	$(11,934,896)	$(4,835,228)

Transfers into Level 2	$11,934,896	$4,835,228
Transfers out of Level 2	-	-
Net Transfers in and/(out) of Level 2	$11,934,896	$4,835,228

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on March 31, 2014. See Note 2 in the Notes to Schedule of Investments.

(1) The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Beverages	$-	$760,437
Chemicals	-	956,173
Commercial Services & Supplies	1,642,460	-
Construction & Engineering	-	809,610
Electric Utilities	-	665,867
Electrical Equipment	-	577,870
Electronic Equipment, Instruments & Components	970,262	-
Energy Equipment & Services	1,047,457	-
Health Care Equipment & Supplies	-	1,349,289
Hotels Restaurants & Leisure	200,319	-
Household Durables	1,855,083	-
Internet Software & Services	800,442	-
IT Services	1,621,774	-
Machinery	-	1,230,927
Pharmaceuticals	1,456,808	2,923,712
Semiconductors & Semiconductor Equipment	3,914,454	-
Textiles, Apparel & Luxury Goods	1,018,913	-
	$14,527,972	$9,273,885

(2) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Paper & Forest Products	$-
	$-

** Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Investments.
Transfers between levels are recognized at the end of the reporting period.

Underlying Funds Trust
Market Neutral
Schedule of Investments
March 31, 2014 (Unaudited)
	Shares	Value
COMMON STOCKS - 18.4%
Energy Equipment & Services - 2.6%
Weatherford International Ltd. (a)	152,305	$2,644,015
Food Products - 2.2%
TreeHouse Foods, Inc. (a)	31,795	2,288,922
Health Care Providers & Services - 2.0%
VCA Antech, Inc. (a)	64,945	2,093,177
Household Durables - 4.5%
Helen of Troy Ltd. (a)	37,405	2,589,548
MDC Holdings, Inc.	69,310	1,960,087
Total Household Durables		4,549,635

Machinery - 2.5%
Harsco Corp.	110,635	2,592,178
Metals & Mining - 2.2%
Coeur Mining, Inc. (a)	243,217	2,259,486
Semiconductors & Semiconductor Equipment - 2.4%
NVIDIA Corp.	134,192	2,403,379
TOTAL COMMON STOCKS (Cost $17,063,477)		$18,830,792

CONVERTIBLE PREFERRED STOCKS - 1.0%
Real Estate Investment Trusts (REITs) - 1.0%
Crown Castle International Corp., 4.500%	10,095	1,023,532
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,020,139)		$1,023,532

	Principal
	Amount
CONVERTIBLE BONDS - 42.9%
Aerospace & Defense - 0.7%
L-3 Communications Holdings, Inc.
3.000%, 08/01/2035	$530,000	705,562
Automobiles - 0.4%
Tesla Motors, Inc.
1.250%, 03/01/2021	425,000	384,625
Biotechnology - 2.6%
BioMarin Pharmaceutical, Inc.
1.500%, 10/15/2020	300,000	333,000
Gilead Sciences, Inc.
1.625%, 05/01/2016	115,000	357,722
Incyte Corp. Ltd.
1.250%, 11/15/2020 (Acquired 12/03/2013 through 12/04/2013, Cost $297,857) (b)	260,000	333,125
Medivation, Inc.
2.625%, 04/01/2017	890,000	1,268,806
Regeneron Pharmaceuticals
1.875%, 10/01/2016	105,000	374,522
Total Biotechnology		2,667,175

Capital Markets - 0.7%
Walter Investment Management Corp.

4.500%, 11/01/2019	730,000	688,938
Communications Equipment - 2.8%
Ciena Corp.
4.000%, 12/15/2020	860,000	1,216,900
Ixia
3.000%, 12/15/2015	650,000	685,750
JDS Uniphase Corp.
0.625%, 08/15/2033 (Acquired 09/27/2013 through 03/25/2014, Cost $1,015,775) (b)	945,000	993,431
Total Communications Equipment		2,896,081

Consumer Finance - 1.4%
DFC Global Corp.
3.250%, 04/15/2017	820,000	699,050
Portfolio Recovery Associates, Inc.
3.000%, 08/01/2020 (Acquired 08/08/2013 through 03/25/2014, Cost $709,782) (b)	610,000	723,613
Total Consumer Finance		1,422,663

Diversified Telecommunication Services - 0.6%
Cogent Communications Group, Inc.
1.000%, 06/15/2027	635,000	638,969
Electric Utilities - 0.2%
NRG Yield, Inc.
3.500%, 02/01/2019 (Acquired 02/06/2014, Cost $240,000) (b)	240,000	245,550
Electrical Equipment - 1.0%
General Cable Corp.
4.500%, 11/15/2029 (c)	860,000	863,225
Solarcity Corp.
2.750%, 11/01/2018	155,000	199,756
Total Electrical Equipment		1,062,981

Electronic Equipment, Instruments & Components - 0.6%
InvenSense, Inc.
1.750%, 11/01/2018 (Acquired 11/12/2013 through 01/30/2014, Cost $506,840) (b)	480,000	609,000
Energy Equipment & Services - 1.4%
Bristow Group, Inc.
3.000%, 06/15/2038	320,000	396,200
Hornbeck Offshore Services, Inc.
1.500%, 09/01/2019	910,000	1,035,694
Total Energy Equipment & Services		1,431,894

Health Care Equipment & Supplies - 0.8%
Hologic, Inc. (c)
2.000%, 12/15/2037	750,000	857,344
Health Care Technology - 0.8%
Medidata Solutions, Inc.
1.000%, 08/01/2018 (Acquired 08/29/2013 through 03/25/2014, Cost $700,884) (b)	650,000	792,594
Hotels, Restaurants & Leisure - 1.1%
MGM Resorts International
4.250%, 04/15/2015	747,000	1,087,352
Household Durables - 0.4%
Jarden Corp.
1.875%, 09/15/2018	300,000	417,187
Internet & Catalog Retail - 1.9%
Ctrip.com International Ltd.
1.250%, 10/15/2018 (Acquired 11/07/2013 through 03/24/2014, Cost $934,782) (b)	950,000	944,062

priceline.com, Inc.
1.000%, 03/15/2018	680,000	962,625
Total Internet & Catalog Retail		1,906,687

Internet Software & Services - 4.4%
Akamai Technologies, Inc.
0.200%, 02/15/2019 (Acquired 02/14/2014 through 03/24/2014, Cost $491,199) (b)	490,000	485,100
Qihoo 360 Technology Co. Ltd.
2.500%, 09/15/2018 (Acquired 10/18/2013 through 10/22/2013, Cost $307,469) (b)	265,000	312,866
SINA Corp.
1.000%, 12/01/2018 (Acquired 11/15/2013 through 03/24/2014, Cost $929,557) (b)	940,000	893,587
Trulia, Inc.
2.750%, 12/15/2020 (Acquired 01/16/2014 through 03/24/2014, Cost $991,386) (b)	800,000	903,500
WebMD Health Corp.
1.500%, 12/01/2020 (Acquired 01/23/2014 through 03/24/2014, Cost $1,117,413) (b)	1,010,000	1,023,887
Yahoo!, Inc.
0.000%, 12/01/2018 (Acquired 11/21/2013 through 03/24/2014, Cost $894,481) (b)	875,000	889,219
Total Internet Software & Services		4,508,159

Machinery - 1.4%
Meritor, Inc.
7.875%, 03/01/2026	260,000	396,825
Navistar International Corp.
4.750%, 04/15/2019 (Acquired 03/19/2014 through 03/24/2014, Cost $702,430) (b)	700,000	698,688
Trinity Industries, Inc.
3.875%, 06/01/2036	240,000	381,300
Total Machinery		1,476,813

Media - 0.8%
Liberty Interactive LLC
0.750%, 03/30/2043 (Acquired 02/13/2014 through 03/24/2014, Cost $845,589) (b)	660,000	817,987
Metals & Mining - 2.8%
Kaiser Aluminum Corp.
4.500%, 04/01/2015	660,000	995,363
RTI International Metals, Inc.
1.625%, 10/15/2019	1,105,000	1,086,353
Steel Dynamics, Inc.
5.125%, 06/15/2014	760,000	821,750
Total Metals & Mining		2,903,466

Oil, Gas & Consumable Fuels - 4.4%
Alpha Natural Resources, Inc.
3.750%, 12/15/2017	560,000	469,700
Chesapeake Energy Corp.
2.500%, 05/15/2037	1,000,000	1,017,500
Cobalt International Energy, Inc.
2.625%, 12/01/2019	1,180,000	1,111,413
Energy XXI Bermuda Ltd.
3.000%, 12/15/2018 (Acquired 11/19/2013 through 03/24/2014, Cost $920,412) (b)	935,000	912,794
Goodrich Petroleum Corp.
5.000%, 10/01/2032	395,000	406,356
PDC Energy, Inc.
3.250%, 05/15/2016 (Acquired 11/16/2012 through 02/01/2013, Cost $352,984) (b)	345,000	539,709
Total Oil, Gas & Consumable Fuels		4,457,472

Real Estate Investment Trusts (REITs) - 0.4%
iStar Financial, Inc.
3.000%, 11/15/2016	255,000	360,028
Semiconductors & Semiconductor Equipment - 2.2%
NVIDIA Corp.
1.000%, 12/01/2018 (Acquired 01/10/2014 through 03/26/2014, Cost $975,430) (b)	915,000	1,001,353
Spansion LLC
2.000%, 09/01/2020 (Acquired 02/04/2014 through 02/05/2014, Cost $392,005) (b)	320,000	448,200
SunEdison, Inc.
2.000%, 10/01/2018 (Acquired 01/10/2014 through 01/17/2014, Cost $296,095) (b)	245,000	356,169
SunPower Corp.
0.750%, 06/01/2018 (Acquired 09/13/2013 through 09/24/2013, Cost $324,147) (b)	295,000	415,397
Total Semiconductors & Semiconductor Equipment		2,221,119

Software - 5.1%
BroadSoft, Inc.
1.500%, 07/01/2018	375,000	393,281
Electronic Arts, Inc.
0.750%, 07/15/2016	675,000	784,266
NetSuite, Inc.
0.250%, 06/01/2018 (Acquired 11/13/2013 through 03/24/2014, Cost $698,622) (b)	635,000	680,244
Proofpoint, Inc.
1.250%, 12/15/2018 (Acquired 01/03/2014 through 02/26/2014, Cost $705,636) (b)	595,000	697,637
Salesforce.com, Inc.
0.250%, 04/01/2018 (Acquired 06/05/2013 through 093/24/2014, Cost $1,009,031) (b)	1,005,000	1,138,791
Take-Two Interactive Software, Inc.
1.000%, 07/01/2018	470,000	575,750
Workday, Inc.
0.750%, 07/15/2018 (Acquired 06/12/2013 through 03/24/2014, Cost $821,386) (b)	745,000	952,203
Total Software		5,222,172

Specialty Retail - 0.6%
Group 1 Automotive, Inc.
2.250%, 06/15/2036 (c)	525,000	632,625
Technology Hardware, Storage & Peripherals - 0.8%
SanDisk Corp.
0.500%, 10/15/2020 (Acquired 10/24/2013 through 03/24/2014, Cost $712,757) (b)	694,000	764,267
Textiles, Apparel & Luxury Goods - 0.8%
Iconix Brand Group, Inc.
2.500%, 06/01/2016	600,000	815,625
Trading Companies & Distributors - 1.7%
Air Lease Corp.
3.875%, 12/01/2018	685,000	1,037,347
Titan Machinery, Inc.
3.750%, 05/01/2019	800,000	678,500
Total Trading Companies & Distributors		1,715,847

Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.
4.000%, 11/01/2018	150,000	150,281
TOTAL CONVERTIBLE BONDS (Cost $42,186,277)		$43,860,463

MONEY MARKET FUNDS - 32.0%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.06% (c)(d)	32,714,076	32,714,076

TOTAL MONEY MARKET FUNDS (Cost $32,714,076)	$32,714,076
Total Investments (Cost $92,983,969) - 94.3%	96,428,863

Other Assets in Excess of Liabilities - 5.7%	5,836,711
TOTAL NET ASSETS - 100.0%	$102,265,574

Percentages are stated as a percent of net assets.

(a)	Non-income producing.
(b)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2014, the market value of these securities total $18,572,973 which represents 18.2% of total net assets.

(c)	Variable Rate Security. The rate shown represents the rate at March 31, 2014.
(d)	The rate shown is the seven day yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Market Neutral
Securities Sold Short
March 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 33.0%
Aerospace & Defense - 0.6%
L-3 Communications Holdings, Inc.	4,900	$578,935
Auto Components - 1.6%
Cooper Tire & Rubber Co.	66,900	1,625,670
Automobiles - 0.1%
Tesla Motors, Inc.	725	151,126
Biotechnology - 1.9%
BioMarin Pharmaceutical, Inc.	2,060	140,513
Gilead Sciences, Inc.	4,800	340,128
Incyte Corp. Ltd.	4,270	228,530
Medivation, Inc.	12,950	833,592
Regeneron Pharmaceuticals, Inc.	1,200	360,336
Total Biotechnology		1,903,099

Capital Markets - 0.1%
Walter Investment Management Corp.	4,965	148,106
Communications Equipment - 1.1%
Ciena Corp.	28,140	639,904
Ixia	7,762	97,025
JDS Uniphase Corp.	27,505	385,070
Total Communications Equipment		1,121,999

Construction & Engineering - 1.9%
Aegion Corp.	75,865	1,920,143
Consumer Finance - 0.3%
DFC Global Corp.	11,484	101,404
Portfolio Recovery Associates, Inc.	4,460	258,055
Total Consumer Finance		359,459

Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc.	270	9,593
Electrical Equipment - 2.2%
Brady Corp.	62,105	1,686,151
General Cable Corp.	18,285	468,279
SolarCity Corp.	1,885	118,038
Total Electrical Equipment		2,272,468

Electronic Equipment, Instruments & Components - 0.3%
InvenSense, Inc.	12,689	300,349
Energy Equipment & Services - 0.6%
Bristow Group, Inc.	2,935	221,651
Hornbeck Offshore Services, Inc.	9,625	402,421
Total Energy Equipment & Services		624,072

Health Care Equipment & Supplies - 0.4%
Hologic, Inc.	17,105	367,757

Health Care Providers & Services - 1.7%
Chemed Corp.	18,945	1,694,630
Health Care Technology - 2.2%
Computer Programs & Systems, Inc.	28,745	1,856,927
Medidata Solutions, Inc.	7,380	401,029
Total Health Care Technology		2,257,956

Hotels, Restaurants & Leisure - 1.5%
Ignite Restaurant Group, Inc.	72,939	1,026,252
MGM Resorts International	20,105	519,915
Total Hotels, Restaurants & Leisure		1,546,167

Household Durables - 0.3%
Jarden Corp.	5,400	323,082
Internet & Catalog Retail - 0.8%
Ctrip.com International Ltd. - ADR	4,981	251,142
priceline.com, Inc.	450	536,351
Total Internet & Catalog Retail		787,493

Internet Software & Services - 3.1%
Akamai Technologies, Inc.	2,600	151,346
j2 Global, Inc.	26,270	1,314,814
Qihoo 360 Technology Co. Ltd. - ADR	1,590	158,332
SINA Corp.	3,112	187,996
Trulia, Inc.	14,960	496,672
WebMD Health Corp.	13,430	556,002
Yahoo!, Inc.	7,300	262,070
Total Internet Software & Services		3,127,232

Machinery - 0.4%
Meritor, Inc.	11,000	134,750
Navistar International Corp.	3,100	104,997
Trinity Industries, Inc.	2,550	183,779
Total Machinery		423,526

Media - 0.4%
Comcast Corp.	7,900	395,158
Metals & Mining - 1.4%
Kaiser Aluminum Corp.	8,645	617,426
RTI International Metals, Inc.	15,075	418,783
Steel Dynamics, Inc.	21,900	389,601
Total Metals & Mining		1,425,810

Oil, Gas & Consumable Fuels - 0.9%
Alpha Natural Resources, Inc.	25,400	107,950
Chesapeake Energy Corp.	2,053	52,598
Cobalt International Energy, Inc.	10,670	195,475
Energy XXI Bermuda Ltd.	9,590	226,036
Goodrich Petroleum Corp.	2,165	34,250
PDC Energy, Inc.	5,715	355,816
Total Oil, Gas & Consumable Fuels		972,125

Real Estate Investment Trusts (REITs) - 0.7%
Crown Castle International Corp.	7,386	544,939
iStar Financial, Inc.	11,915	175,865
Total Real Estate Investment Trusts (REITs)		720,804

Semiconductors & Semiconductor Equipment - 1.2%
NVIDIA Corp.	25,000	447,750
Spansion, Inc.	17,825	310,512
SunEdison, Inc.	12,560	236,630
SunPower Corp.	7,300	235,498
Total Semiconductors & Semiconductor Equipment		1,230,390

Software - 2.2%
BroadSoft, Inc.	4,200	112,266
Electronic Arts, Inc.	6,360	184,503
NetSuite, Inc.	3,225	305,827
Proofpoint, Inc.	9,000	333,720
Salesforce.com, Inc.	6,385	364,520
Take-Two Interactive Software, Inc.	14,110	309,432
Workday, Inc.	6,770	618,981
Total Software		2,229,249

Specialty Retail - 1.6%
Group 1 Automotive, Inc.	4,257	279,515
Rent-A-Center, Inc.	50,147	1,333,910
Total Specialty Retail		1,613,425

Technology Hardware, Storage & Peripherals - 0.4%
SanDisk Corp.	4,435	360,078
Textiles, Apparel & Luxury Goods - 0.6%
Iconix Brand Group, Inc.	16,620	652,667
Thrifts & Mortgage Finance - 1.9%
Home Capital Group, Inc.	49,026	1,980,109
Trading Companies & Distributors - 0.5%
Air Lease Corp.	12,995	484,584
Titan Machinery, Inc.	4,115	64,482
Total Trading Companies & Distributors		549,066

Transportation Infrastructure - 0.1%
Aegean Marine Petroleum Network, Inc.	5,580	55,019
TOTAL COMMON STOCKS (Proceeds $32,576,721)		$33,726,762

EXCHANGE TRADED FUNDS - 1.6%
iShares Russell 2000 ETF	13,858	1,612,240
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,596,048)		$1,612,240

	Principal
CORPORATE BONDS - 0.0%	Amount
Capital Markets - 0.0%
GAMCO Investors, Inc.
0.000%, 12/31/2015	$3,093	2,969
TOTAL CORPORATE BONDS (Proceeds $3,093)		$2,969

Total Securities Sold Short (Proceeds $34,175,862) - 34.6%		$35,341,971

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these Schedules of Investments.

The average quarterly market value of purchased and written options during the period ended March 31, 2014 were as follows:

Purchased options	$-
Written options	$3,465

The accompanying notes are an integral part of these Schedules of Investments.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2014 (Unaudited):

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$18,830,792	$-	$-	$18,830,792
Convertible Preferred Stocks	1,023,532	-	-	1,023,532
Convertible Bonds	-	43,860,463	-	43,860,463
Money Market Funds	32,714,076	-	-	32,714,076
Total Long Investments in Securities	$52,568,400	$43,860,463	$-	$96,428,863

Securities Sold Short:
Common Stocks	$33,726,762	$-	$-	$33,726,762
Exchange Traded Funds	1,612,240	-	-	1,612,240
Corporate Bonds	-	2,969	-	2,969
Total Securities Sold Short	$35,339,002	$2,969	$-	$35,341,971

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Relative Value - Long/Short Debt
Schedule of Investments
March 31, 2014 (Unaudited)
	Shares	Value
COMMON STOCKS - 3.8%
Automobiles - 0.1%
Motors Liquidation Co. (b)	36,419	$1,050,688
Banks - 0.4%
CIT Group, Inc.	22,582	1,106,969
Co-operative Bank PLC (b)	220,024	1,584,163
Total Banks		2,691,132

Building Products - 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0) (b)(c)(d)	2,804	0
Capital Markets - 0.0%
Walter Investment Management Corp. (b)	2,229	66,491
Chemicals - 0.4%
LyondellBasell Industries NV	22,398	1,992,078
Rockwood Holdings, Inc.	10,556	785,366
Total Chemicals		2,777,444

Diversified Telecommunication Services - 0.5%
Fairpoint Communications, Inc. (b)	85,563	1,163,657
Globalstar, Inc. (b)	562,537	1,490,723
Intelsat SA (b)	38,432	719,447
Total Diversified Telecommunication Services		3,373,827

Hotels, Restaurants & Leisure - 0.1%
Pinnacle Entertainment, Inc. (b)	28,497	675,379
Industrial Conglomerates - 0.0%
CEVA Holdings LLC (b)	210	269,063
Total Industrial Conglomerates		269,063

Machinery - 0.1%
Xerium Technologies, Inc. (b)	48,478	778,072
Media - 1.5%
Cablevision Systems Corp.	23,671	399,330
Clear Channel Outdoor Holdings, Inc.	31,597	287,849
DISH Network Corp. (b)	34,981	2,176,168
Gray Television, Inc. (b)	98,091	1,017,204
Journal Communications, Inc. (b)	114,525	1,014,692
LIN Media LLC (b)	189	5,009
Loral Space & Communications, Inc. (b)	21,699	1,534,770
Nexstar Broadcasting Group, Inc.	7,910	296,783
Sinclair Broadcast Group, Inc.	11,109	300,943
Tribune Co. (b)	44,339	3,531,601
Total Media		10,564,349

Metals & Mining - 0.0%
Thompson Creek Metals Co., Inc.	5,000	64,700
Oil, Gas & Consumable Fuels - 0.0%
Sprott Resource Corp. (b)	10,387	23,395
Stallion Oilfield Holdings Ltd. (b)(c)	3,200	98,400

Total Oil, Gas & Consumable Fuels		121,795

Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (b)	22,088	865,408
Transportation Infrastructure - 0.6%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,447) (b)(c)(d)	9,420	2,134,892
Macquarie Infrastructure Co. LLC	36,956	2,116,470
Total Transportation Infrastructure		4,251,362

TOTAL COMMON STOCKS (Cost $24,124,642)		$27,549,710

CONVERTIBLE PREFERRED STOCKS - 0.4%
Industrial Conglomerates - 0.4%
CEVA Holdings LLC A-1 (b)	195	333,938
CEVA Holdings LLC A-2 (b)	1,790	2,327,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,133,450)		$2,660,938

PREFERRED STOCKS - 0.8%
Airlines - 0.1%
SAS AB, 10.000%	6,937	550,905
Banks - 0.2%
HSBC USA, Inc., 3.500%	74,027	1,591,581
Building Products - 0.0%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916) (b)(c)(d)	3,115	122,231
Diversified Financial Services - 0.2%
ING Groep NV, 6.125%	39,343	969,805
RBS Capital Funding Trust VII, 6.080%	25,049	557,340
Total Diversified Financial Services		1,527,145

Insurance - 0.3%
Ambac Assurance Corp., 0.000% (Acquired 09/16/2013, Cost $1,664,063) (b)(e)	150	1,927,500
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association, 8.250% (a)(b)	21,509	225,414
TOTAL PREFERRED STOCKS (Cost $5,685,847)		$5,944,776

	Principal
	Amount
ASSET BACKED SECURITIES - 1.4%
ACE Securities Corp Home Equity Loan Trust
Series 2006-ASP5, Class A2B, 0.284%, 10/25/2036 (a)	$1,791,754	908,945
Series 2006-ASP5, Class A2C, 0.334%, 10/25/2036 (a)	594,207	302,802
Air Canada Pass Through Trust
Series 2013-1, Class B, 5.375%, 05/15/2021 (Acquired 04/24/2013, Cost $670,000) (e)	670,000	680,050
Series 2013-1, Class A, 4.125%, 05/15/2025 (Acquired 04/24/2013, Cost $335,000) (e)	335,000	335,838
American Airlines Pass Through Trust
Series 2011-1, Class A, 5.250%, 01/31/2021	182,732	198,264
Series 2013-2, Class A, 4.950%, 01/15/2023 (Acquired 07/24/2013, Cost $1,892,279) (e)	1,892,280	2,029,470
Bear Stearns Asset Backed Securities Trust
Series 2005-HE3, Class M2, 1.174%, 03/25/2035 (a)	293,624	286,142
Series 2007-HE4, Class 1A1, 0.274%, 05/25/2037 (a)(h)	71,032	70,070
British Airways PLC
Series 2013-1, Class B, 5.625%, 06/20/2020 (Acquired 06/25/2013, Cost $350,000) (e)	350,000	374,500
Series 2013-1, Class A, 4.625%, 06/20/2024 (Acquired 06/25/2013, Cost $699,917) (e)	699,917	733,163
Continental Airlines Pass Through Certificates
Series 2012-2, Class A, 4.000%, 10/29/2024	200,000	202,000

Countrywide Asset-Backed Certificates
Series 2005-1, Class AF6, 5.030%, 07/25/2035 (a)	179,313	182,801
Delta Air Lines Pass Through Trust
Series 2010-2, Class A, 4.950%, 05/23/2019	232,281	253,186
Hawaiian Airlines Pass Through Certificates
Series 2013-1, Class B, 4.950%, 01/15/2022	740,000	710,400
Series 2013-1, Class A, 3.900%, 01/15/2026	325,000	314,031
Indymac Manufactured Housing Contract
Series 1998-2, Class A4, 6.640%, 08/25/2029	39,197	38,990
Park Place Securities, Inc.
Series 2005-WCW1, Class M1, 0.604%, 09/25/2035 (a)	400,000	378,984
Securitized Asset Backed Receivables LLC
Series 2005-FR3, Class M1, 0.859%, 04/25/2035 (a)	72,043	70,673
Soundview Home Loan Trust
Series 2006-OPT3, Class 2A3, 0.324%, 06/25/2036 (a)	301,380	265,521
Specialty Underwriting & Residential Finance Trust
Series 2005-AB1, Class M2, 0.604%, 03/25/2036 (a)	550,000	464,043
Series 2005-BC3, Class M2, 0.654%, 06/25/2036 (a)	300,000	280,400
Structured Asset Securities Corp.
Series 2005-WF3, Class B1, 2.654%, 07/25/2035 (Acquired 06/24/2010, Cost $46,791) (a)(d)	106,817	3,119
U.S. Airways Pass Through Trust
Series 2010-1, Class A, 6.250%, 04/22/2023	419,302	473,811
Series 2011-1, Class A, 7.125%, 10/22/2023	100,985	117,395
Series 2012-2, Class A, 4.625%, 06/03/2025	269,073	281,854
United Airlines Pass Through Trust
Series 2014-1, Class B, 4.750%, 04/11/2022	750,000	752,813
Series 2013-1, Class A, 4.300%, 08/15/2025	375,000	386,486
TOTAL ASSET BACKED SECURITIES (Cost $10,626,703)		$11,095,751

MORTGAGE BACKED SECURITIES - 7.2%
Banc of America Alternative Loan Trust
Series 2006-3, Class 2CB1, 6.000%, 04/25/2036 (h)	193,623	168,765
Bear Stearns Alt-A Trust
Series 2006-2, Class 11A1, 0.594%, 04/25/2036 (a)	750,420	464,638
Series 2006-6, Class 31A1, 2.671%, 11/25/2036 (a)	179,687	132,912
Comm Mortgage Trust
Series 2006-C8, Class AJ, 5.377%, 12/10/2046	1,900,000	1,881,466
Series 2014-LC15, Class D, 5.108%, 04/10/2047 (Acquired 03/14/2014, Cost $1,612,413) (e)	1,810,000	1,607,756
Countrywide Alternative Loan Trust
Series 2005-17, Class 1A1, 0.414%, 07/25/2035 (a)	1,368,766	1,186,177
Series 2005-59, Class 1A1, 0.487%, 11/20/2035 (a)	450,680	357,605
Series 2005-56, Class 1A1, 0.884%, 11/25/2035 (a)	517,189	426,284
Series 2006-HY11, Class A1, 0.274%, 06/25/2036 (a)	2,602,340	2,163,497
Series 2006-24CB, Class A22, 6.000%, 06/25/2036 (h)	429,178	379,923
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 0.514%, 02/25/2035 (a)	476,618	431,115
Series 2005-2, Class 2A3, 0.494%, 03/25/2035 (a)	297,077	223,978
Series 2005-HYB9, Class 1A1, 2.423%, 02/20/2036 (a)(h)	355,065	288,760
Series 2006-3, Class 3A1, 0.404%, 02/25/2036 (a)	416,822	350,942
Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Class AJ, 5.373%, 12/15/2039	4,000,000	3,720,121
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2005-5, Class 2A4, 5.500%, 11/25/2035 (h)	511,704	412,439
Series 2007-1, Class 1A3A, 0.364%, 08/25/2037 (a)(h)	450,526	360,755
Series 2007-AR1, Class A2, 0.334%, 01/25/2047 (a)	792,287	487,838

Fannie Mae Connecticut Avenue Securities
Series 2013-CO1, Class M2, 5.404%, 10/25/2023 (a)	2,795,000	3,111,032
Series 2014-CO1, Class M2, 4.554%, 01/25/2024 (a)	900,000	946,999
Fannie Mae Interest Strip
Series 343, Class 2, 4.500%, 10/01/2033 (f)	59,545	9,825
Fannie Mae REMICs
Series 2011-69, Class AI, 5.000%, 05/25/2018 (f)	647,995	41,496
Series 2010-105, Class IO, 5.000%, 08/25/2020 (f)	367,341	34,161
Series 2011-124, Class IC, 3.500%, 09/25/2021 (f)	405,034	32,751
Series 2008-86, Class IO, 4.500%, 03/25/2023 (f)	113,750	7,313
Series 2010-37, Class GI, 5.000%, 04/25/2025 (f)	340,982	21,055
Series 2010-121, Class IO, 5.000%, 10/25/2025 (f)	221,322	17,259
Series 2011-88, Class WI, 3.500%, 09/25/2026 (f)	380,014	51,588
Series 2008-87, Class AS, 7.496%, 07/25/2033 (a)(f)	228,803	46,747
Series 2004-66, Class SE, 6.346%, 09/25/2034 (a)(f)	139,624	22,888
Series 2005-65, Class KI, 6.846%, 08/25/2035 (a)(f)	151,241	33,400
Series 2005-89, Class S, 6.546%, 10/25/2035 (a)(f)	658,506	140,468
Series 2007-75, Class JI, 6.391%, 08/25/2037 (a)(f)	157,290	24,513
Series 2007-85, Class SI, 6.306%, 09/25/2037 (a)(f)	210,232	33,403
Series 2012-126, Class SJ, 4.846%, 11/25/2042 (a)(f)	1,461,213	225,864
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA3, Class A4, 0.624%, 07/25/2036 (a)(h)	1,512,781	1,060,398
Freddie Mac REMICS
Series 3685, Pool #3685, Class EI, 5.000%, 03/15/2019 (f)	133,952	9,131
Series 3882, Class AI, 5.000%, 06/15/2026 (f)	250,015	21,270
Series 3995, Class KI, 3.500%, 02/15/2027 (f)	1,266,598	154,466
Series 3308, Class S, 7.045%, 03/15/2032 (a)(f)	112,726	25,041
Series 2965, Class SA, 5.895%, 05/15/2032 (a)(f)	99,153	19,471
Series 3065, Class DI, 6.465%, 04/15/2035 (a)(f)	199,555	35,062
Series 3031, Class BI, 6.535%, 08/15/2035 (a)(f)	228,124	45,639
Series 3114, Class GI, 6.445%, 02/15/2036 (a)(f)	231,830	38,942
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN1, Class M2, 7.304%, 07/25/2023 (a)	2,340,000	2,884,982
Series 2013-DN2, Class M2, 4.404%, 11/25/2023 (a)	1,125,000	1,167,629
Series 2014-DN1, Class M3, 2.354%, 02/25/2024 (a)	2,500,000	2,548,338
Series 2014-DN1, Class M3, 4.654%, 02/25/2024 (a)	775,000	823,899
Government National Mortgage Association
Series 2011-167, Class IO, 5.000%, 12/16/2020 (f)	539,301	39,772
Series 2012-101, Class AI, 3.500%, 08/20/2027 (f)	276,839	28,985
Series 2012-103, Class IB, 3.500%, 04/20/2040 (f)	478,597	71,058
Series 2011-157, Class SG, 6.443%, 12/20/2041 (a)(f)	940,525	198,809
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4, 5.997%, 08/10/2045 (a)	1,822,410	2,020,900
GSAA Home Equity Trust
Series 2006-5, Class 2A2, 0.334%, 03/25/2036 (a)	964,729	591,022
Series 2006-9, Class A4A, 0.394%, 06/25/2036 (a)	2,706,220	1,599,828
Series 2006-20, Class 2A1A, 0.204%, 12/25/2046 (a)	1,570,118	1,080,637
Impac CMB Trust
Series 2005-2, Class 1M1, 0.799%, 04/25/2035 (a)	275,273	216,498
IndyMac INDX Mortgage Loan Trust
Series 2006-AR27, Class 1A3, 0.424%, 10/25/2036 (a)	724,177	479,837
JP Morgan Mortgage Trust
Series 2007-S3, Class 1A64, 7.500%, 08/25/2037 (h)	960,775	768,982
ML-CFC Commercial Mortgage Trust
Series 2007-5, Class AJ, 5.450%, 08/12/2048 (a)	2,300,000	2,056,945

Morgan Stanley Capital I Trust
Series 2007-IQ13, Class AJ, 5.438%, 03/15/2044	2,140,000	2,093,476
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-AR4, Class A1A, 0.324%, 12/25/2036 (a)	741,743	503,217
Series 2006-AR4, Class A3, 0.324%, 12/25/2036 (a)	363,339	246,498
Ocwen Loan Servicing LLC
Series 2014-1A, Class IO, 0.210%, 02/27/2028 (Acquired 03/25/2014, Cost $112,326) (c)(e)(f)	10,000,000	112,500
RALI Trust
Series 2005-QA13, Class 2A1, 3.575%, 12/25/2035 (a)	1,455,744	1,194,701
Series 2006-QA4, Class A, 0.334%, 05/25/2036 (a)	2,260,268	1,753,565
Series 2006-QS5, Class A9, 6.000%, 05/25/2036 (h)	1,436,403	1,201,124
Series 2007-QO4, Class A1A, 0.344%, 05/25/2047 (a)	362,101	286,059
Salomon Brothers Mortgage Securities VII, Inc.
Series 2000-C2, Class E, 8.193%, 07/18/2033 (a)	96,912	97,020
Springleaf Mortgage Loan Trust
Series 2013-1A, Class M3, 3.790%, 06/25/2058 (Acquired 04/03/2013, Cost $349,877) (e)	350,000	346,308
Series 2013-1A, Class M4, 4.440%, 06/25/2058 (Acquired 04/03/2013, Cost $209,962) (e)	210,000	207,010
Series 2013-2A, Class M1, 3.520%, 12/25/2065 (Acquired 07/03/2013, Cost $332,314) (e)	345,000	345,899
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 2A1, 2.690%, 07/25/2035 (a)(h)	426,608	367,630
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class XC, 0.162%, 12/15/2043 (Acquired 03/21/2014, Cost $133,816) (a)(e)(f)	12,076,723	162,818
Series 2007-C30, Class XW, 0.475%, 12/15/2043 (Acquired 03/21/2014, Cost $956,086) (a)(e)(f)	86,262,306	1,081,212
Series 2007-C30, Class AJ, 5.413%, 12/15/2043 (a)	1,715,000	1,727,888
WaMu Mortgage Pass Through Certificates
Series 2005-AR18, Class 1A1, 2.376%, 01/25/2036 (a)	82,347	77,775
Series 2007-HY6, Class 1A1, 2.197%, 06/25/2037 (a)(h)	295,690	249,259
Series 2006-AR6, Class 2A, 1.089%, 08/25/2046 (a)	302,289	206,621
TOTAL MORTGAGE BACKED SECURITIES (Cost $49,184,004)		$50,093,854

CONVERTIBLE BONDS - 5.4%
Automobiles - 0.4%
Tesla Motors, Inc.
1.250%, 03/01/2021	3,000,000	2,714,999
Banks - 0.5%
The Bank of New York Mellon Luxembourg SA
4.787%, 12/15/2050 (a)	EUR 3,800,000	3,298,111
Capital Markets - 0.1%
Walter Investment Management Corp.
4.500%, 11/01/2019	$948,000	894,675
Consumer Finance - 0.1%
Encore Cap Group, Inc.
3.000%, 11/27/2017 (Acquired 11/21/2012 through 05/10/2013, Cost $635,067) (e)	600,000	929,250
Diversified Consumer Services - 0.2%
Ascent Capital Group, Inc.
4.000%, 07/15/2020 (Acquired 07/12/2013 through 11/15/2013, Cost $1,677,474) (e)	1,620,000	1,615,950
Electrical Equipment - 0.1%
General Cable Corp.
4.500%, 11/15/2029	1,000,000	1,003,750
Energy Equipment & Services - 0.2%
SEACOR Holdings, Inc.
2.500%, 12/15/2027 (Acquired 12/06/2012 through 05/03/2013, Cost $1,488,032) (e)	1,380,000	1,644,788
Health Care Equipment & Supplies - 0.1%
Wright Medical Group, Inc.
2.000%, 08/15/2017	860,000	1,169,063

Internet & Catalog Retail - 0.3%
Ctrip.com International Ltd.
1.250%, 10/15/2018 (Acquired 10/11/2013 through 01/14/2014, Cost $2,462,972) (e)	2,395,000	2,380,031
Internet Software & Services - 0.3%
Blucora, Inc.
4.250%, 04/01/2019 (Acquired 05/06/2013 through 09/17/2013, Cost $2,015,726) (e)	1,750,000	1,977,500
Machinery - 0.3%
Altra Industrial Motion Corp.
2.750%, 03/01/2031	1,500,000	2,132,813
Media - 0.1%
Liberty Media Corp.
1.375%, 10/15/2023 (Acquired 10/10/2013 through 10/11/2013, Cost $608,897) (e)	600,000	562,875
Metals & Mining - 0.1%
RTI International Metals, Inc.
1.625%, 10/15/2019	1,000,000	983,125
Oil, Gas & Consumable Fuels - 1.1%
Bill Barrett Corp.
5.000%, 03/15/2028	500,000	500,000
Chesapeake Energy Corp.
2.500%, 05/15/2037	3,270,000	3,308,831
Cobalt International Energy, Inc.
2.625%, 12/01/2019	1,670,000	1,572,931
Emerald Oil, Inc.
2.000%, 04/01/2019 (Acquired 03/19/2014, Cost $504,313) (e)	500,000	516,250
Energy XXI Bermuda Ltd.
3.000%, 12/15/2018 (Acquired 11/19/2013 through 03/24/2014, Cost $1,302,347) (e)	1,310,000	1,278,888
Total Oil, Gas & Consumable Fuels		7,176,900

Pharmaceuticals - 0.2%
Medicines Co.
1.375%, 06/01/2017 (Acquired 06/06/2012 through 05/06/2013, Cost $1,113,362) (e)	910,000	1,107,356
Semiconductors & Semiconductor Equipment - 0.5%
Rudolph Technologies, Inc.
3.750%, 07/15/2016 (Acquired 07/20/2011, Cost $500,000) (e)	500,000	570,000
SunEdison, Inc.
2.750%, 01/01/2021 (Acquired 02/19/2014, Cost $2,583,954) (e)	2,000,000	2,963,750
Total Semiconductors & Semiconductor Equipment		3,533,750

Technology Hardware, Storage & Peripherals - 0.5%
SanDisk Corp.
1.500%, 08/15/2017	2,000,000	3,288,750
Textiles, Apparel & Luxury Goods - 0.2%
Iconix Brand Group, Inc.
1.500%, 03/15/2018	1,000,000	1,366,875
Tobacco - 0.1%
Vector Group Ltd.
1.750%, 04/15/2020	500,000	521,563
TOTAL CONVERTIBLE BONDS (Cost $37,221,944)		$38,302,124

CORPORATE BONDS - 45.9%
Aerospace & Defense - 0.4%
Bombardier, Inc.
6.000%, 10/15/2022 (Acquired 03/31/2014, Cost $23,000) (e)	23,000	23,000
Erickson, Inc.
8.250%, 05/01/2020 (Acquired 12/04/2013 through 01/28/2014, Cost $1,553,443) (e)	1,500,000	1,575,000

GenCorp, Inc.
7.125%, 03/15/2021 (Acquired 01/18/2013 through 02/26/2014, Cost $1,767,847) (e)	1,680,000	1,820,700
Total Aerospace & Defense		3,418,700

Auto Components - 1.3%
Allied Specialty Vehicles, Inc.
8.500%, 11/01/2019 (Acquired 10/16/2013 through 12/04/2013, Cost $1,502,632) (e)	1,500,000	1,597,500
Chassix Holdings, Inc.
10.000%, 12/15/2018 (Acquired 12/11/2013, Cost $1,204,312) (e)	1,200,000	1,221,000
Chassix, Inc.
9.250%, 08/01/2018 (Acquired 07/17/2013 through 02/26/2014, Cost $1,037,062) (e)	1,000,000	1,075,000
Lear Corp.
4.750%, 01/15/2023 (Acquired 06/26/2013, Cost $315,450) (e)	340,000	331,500
5.375%, 03/15/2024	1,000,000	1,017,500
Stackpole International Intermediate/Stackpole International Powder
7.750%, 10/15/2021 (Acquired 10/01/2013 through 10/21/2013, Cost $1,931,116) (e)	1,880,000	2,013,950
UCI International, Inc.
8.625%, 02/15/2019	1,250,000	1,212,500
Total Auto Components		8,468,950

Banks - 2.8%
Allied Irish Banks PLC
12.500%, 06/25/2035	GBP 50,000	45,846
Bank of America Corp.
2.650%, 04/01/2019	$625,000	627,723
4.125%, 01/22/2024	835,000	844,410
4.000%, 04/01/2024	375,000	375,324
BPCE SA
5.150%, 07/21/2024 (Acquired 01/13/2014, Cost $2,904,617) (e)	2,910,000	2,894,981
Glitnir HF
0.000%, 04/20/2014 (d)(h)	3,252,000	943,080
HSBC Holdings PLC
4.250%, 03/14/2024	720,000	720,886
5.250%, 03/14/2044	1,350,000	1,365,061
HSH Nordbank AG
7.408%, 06/29/2049	EUR 6,418,000	2,652,541
Intesa Sanpaolo SpA
2.375%, 01/13/2017	$1,000,000	1,003,362
5.250%, 01/12/2024	1,200,000	1,232,750
JPMorgan Chase & Co.
4.850%, 02/01/2044	2,000,000	2,039,293
RESPARCS Funding II LP
7.500%, 06/29/2049	EUR 800,000	338,353
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023	$1,030,000	1,054,672
Standard Chartered PLC
3.950%, 01/11/2023 (Acquired 01/08/2013, Cost $499,425) (e)	500,000	477,621
Sumitomo Mitsui Financial Group, Inc.
4.436%, 04/02/2024 (Acquired 03/26/2014, Cost $2,000,001) (e)	2,000,000	2,001,858
The Bank of New York Mellon Luxembourg SA
4.532%, 12/30/2099 (a)	EUR 3,800,000	2,013,876
Total Banks		20,631,637

Beverages - 0.2%
Constellation Brands, Inc.

4.250%, 05/01/2023	$1,500,000	1,466,250
Crestview DS Merger Sub II, Inc.
10.000%, 09/01/2021 (Acquired 12/04/2013, Cost $267,058) (e)	250,000	277,500
Total Beverages		1,743,750

Building Products - 0.3%
Euramax International, Inc.
9.500%, 04/01/2016	1,268,000	1,280,680
Griffon Corp.
5.250%, 03/01/2022 (Acquired 02/12/2014, Cost $367,000) (e)	367,000	363,330
Total Building Products		1,644,010

Capital Markets - 0.7%
Affiliated Managers Group, Inc.
4.250%, 02/15/2024	665,000	668,999
Ares Cap Corp.
4.875%, 11/30/2018	1,250,000	1,291,079
Goldman Sachs Group, Inc.
4.000%, 03/03/2024	750,000	746,675
Morgan Stanley
4.100%, 05/22/2023	475,000	470,185
Nuveen Investments, Inc.
9.500%, 10/15/2020 (Acquired 12/12/2013 through 01/16/2014, Cost $1,013,596) (e)	1,000,000	1,065,000
Walter Investment Management Corp.
7.875%, 12/15/2021 (Acquired 12/12/2013 through 01/22/2014, Cost $1,018,433) (e)	1,000,000	997,500
Total Capital Markets		5,239,438

Chemicals - 1.7%
Axalta Coating Systems US Holdings, Inc.
7.375%, 05/01/2021 (Acquired 06/25/2013, Cost $656,580) (e)	650,000	706,875
Cornerstone Chemical Co.
9.375%, 03/15/2018 (Acquired 05/14/2013, Cost $878,656) (e)	827,000	876,620
Hexion US Finance Corp.
6.625%, 04/15/2020	1,900,000	1,966,499
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, 02/01/2018	1,000,000	1,040,000
9.000%, 11/15/2020	1,000,000	990,000
Momentive Performance Materials, Inc.
11.500%, 12/01/2016 (h)	1,940,000	635,350
8.875%, 10/15/2020 (h)	500,000	542,500
10.000%, 10/15/2020 (h)	1,500,000	1,627,500
Perstorp Holding AB
11.000%, 08/15/2017 (Acquired 12/11/2013 through 03/28/2014, Cost $1,600,691) (e)	1,500,000	1,608,750
TPC Group, Inc.
8.750%, 12/15/2020 (Acquired 12/10/2013 through 12/17/2013, Cost $1,066,506) (e)	1,000,000	1,096,250
Vertellus Specialties, Inc.
9.375%, 10/01/2015 (Acquired 12/04/2013 through 01/21/2014, Cost $990,003) (e)	1,000,000	1,007,500
Total Chemicals		12,097,844

Commercial Services & Supplies - 0.7%
Ahern Rentals, Inc.
9.500%, 06/15/2018 (Acquired 06/18/2013 through 06/25/2013, Cost $904,412) (e)	880,000	973,500
Casella Waste Systems, Inc.
7.750%, 02/15/2019	1,030,000	1,068,625
Harland Clarke Holdings Corp.

6.875%, 03/01/2020 (Acquired 01/27/2014, Cost $1,008,588) (e)	1,000,000	1,015,000
The ADT Corp.
6.250%, 10/15/2021 (Acquired 09/24/2013 through 02/26/2014, Cost $1,466,851) (e)	1,440,000	1,479,600
United Rentals North America, Inc.
5.750%, 11/15/2024	225,000	226,688
Total Commercial Services & Supplies		4,763,413

Communications Equipment - 0.8%
Avaya, Inc.
10.500%, 03/01/2021 (Acquired 08/09/2013 through 01/16/2014, Cost $3,351,735) (e)	3,945,000	3,658,987
CommScope, Inc.
8.250%, 01/15/2019 (Acquired 11/14/2013, Cost $179,601) (e)	164,000	177,530
Monitronics International, Inc.
9.125%, 04/01/2020 (Acquired 04/24/2012 through 02/26/2014, Cost $1,830,998) (e)	1,775,000	1,899,250
Total Communications Equipment		5,735,767

Construction & Engineering - 0.7%
Alion Science & Technology Corp.
12.000%, 11/01/2014	2,000,000	1,990,000
Amsted Industries, Inc.
5.000%, 03/15/2022 (Acquired 03/03/2014, Cost $365,000) (e)	365,000	366,825
Catalent Pharma Solutions, Inc.
7.875%, 10/15/2018	1,000,000	1,016,250
Toll Brothers Finance Corp.
4.000%, 12/31/2018	545,000	558,625
URS Corp.
3.850%, 04/01/2017	500,000	517,472
William Lyon Homes, Inc.
5.750%, 04/15/2019 (Acquired 03/26/2014, Cost $90,000) (e)	90,000	91,125
Total Construction & Engineering		4,540,297

Construction Materials - 0.3%
Rain CII Carbon LLC/CII Carbon Corp.
8.250%, 01/15/2021 (Acquired 12/04/2013 through 01/17/2014, Cost $1,029,817) (e)	1,000,000	1,030,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
8.750%, 02/01/2019 (Acquired 01/24/2013 through 01/21/2014, Cost $1,276,694) (e)	1,250,000	1,342,188
Total Construction Materials		2,372,188

Consumer Finance - 0.6%
Ally Financial, Inc.
4.750%, 09/10/2018	1,800,000	1,903,500
First Cash Financial Services, Inc.
6.750%, 04/01/2021 (Acquired 03/19/2014 through 03/20/2014, Cost $1,277,683) (e)	1,250,000	1,281,250
SLM Corp.
6.250%, 01/25/2016	750,000	806,250
Total Consumer Finance		3,991,000

Containers & Packaging - 0.3%
BakerCorp International, Inc.
8.250%, 06/01/2019 (Acquired 08/30/2011 through 02/26/2014, Cost $739,839) (e)	750,000	778,125
Ball Corp.
5.000%, 03/15/2022	1,500,000	1,537,500
Total Containers & Packaging		2,315,625

Diversified Consumer Services - 0.2%

Affinion Group, Inc.
7.875%, 12/15/2018	1,000,000	935,000
Travelport LLC
11.875%, 09/01/2016	750,000	765,000
Total Diversified Consumer Services		1,700,000

Diversified Financial Services - 3.1%
Ambac Assurance Corp.
5.100%, 06/07/2020 (Acquired 03/04/2013, Cost $618,605) (e)(h)	806,000	792,903
BBVA US Senior SAU
4.664%, 10/09/2015	1,250,000	1,312,751
Carlyle Holdings II Finance LLC
5.625%, 03/30/2043 (Acquired 03/05/2014, Cost $1,043,147) (e)	1,000,000	1,067,015
Community Choice Financial, Inc.
10.750%, 05/01/2019 (Acquired 04/20/2011 through 07/31/2012, Cost $715,240) (e)	710,000	599,950
Discover Bank
4.200%, 08/08/2023	665,000	681,817
General Electric Capital Corp.
5.250%, 06/29/2049 (a)	1,000,000	972,700
Glencore Funding LLC
4.125%, 05/30/2023 (Acquired 05/22/2013 through 06/27/2013, Cost $1,446,225) (e)	1,500,000	1,432,627
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, 04/15/2022 (Acquired 03/26/2014, Cost $1,680,697) (e)	1,670,000	1,682,524
JPMorgan Chase & Co.
6.000%, 12/29/2049 (a)	1,600,000	1,576,000
KeHE Distributors LLC/KeHE Finance Corp.
7.625%, 08/15/2021 (Acquired 07/30/2013 through 02/26/2014, Cost $1,689,661) (e)	1,650,000	1,773,750
KKR Group Finance Co. II LLC
5.500%, 02/01/2043 (Acquired 01/25/2013, Cost $790,848) (e)	800,000	834,574
KKR Group Finance Co. LLC
6.375%, 09/29/2020 (Acquired 09/22/2010, Cost $298,752) (e)	300,000	346,263
Lehman Brothers Holdings, Inc.
3.950%, 11/10/2009 (h)	240,000	57,000
6.200%, 09/26/2014 (h)	17,563,000	4,280,980
6.875%, 05/02/2018 (h)	2,880,000	702,000
Nationstar Mortgage LLC/Nationstar Capital Corp.
7.875%, 10/01/2020	1,000,000	1,010,000
Prospect Holding Co LLC/Prospect Holding Finance Co.
10.250%, 10/01/2018 (Acquired 09/18/2013, Cost $939,844) (e)	965,000	936,050
Telefonica Emisiones SAU
4.570%, 04/27/2023	300,000	306,374
Voya Financial, Inc.
5.650%, 05/15/2053 (a)	700,000	695,800
Total Diversified Financial Services		21,061,078

Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.
6.750%, 12/01/2023	420,000	445,725
Frontier Communications Co.
7.875%, 01/15/2027	1,000,000	1,007,500
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (Acquired 09/20/2013, Cost $903,763) (e)	942,000	923,160
Verizon Communications, Inc.
6.550%, 09/15/2043	1,585,000	1,928,842
Total Diversified Telecommunication Services		4,305,227

Electric Utilities - 0.8%
Energy Future Intermediate Holding Co LLC/EFIH Finance, Inc.
11.000%, 10/01/2021	1,000,000	1,122,500
12.250%, 03/01/2022 (Acquired 09/19/2013 through 11/08/2013, Cost $2,879,344) (a)(e)	2,543,000	3,000,740
GenOn Americas Generation LLC
8.500%, 10/01/2021	1,500,000	1,432,500
Total Electric Utilities		5,555,740

Electronic Equipment, Instruments & Components - 0.3%
Flextronics International Ltd.
5.000%, 02/15/2023 (Acquired 07/30/2013 through 08/27/2013, Cost $1,214,355) (e)	1,250,000	1,259,375
Kemet Corp.
10.500%, 05/01/2018	1,000,000	1,047,500
Total Electronic Equipment, Instruments & Components		2,306,875

Energy Equipment & Services - 0.9%
Era Group, Inc.
7.750%, 12/15/2022	1,210,000	1,276,550
Hercules Offshore, Inc.
7.500%, 10/01/2021 (Acquired 01/28/2014, Cost $1,044,381) (e)	1,000,000	1,010,000
6.750%, 04/01/2022 (Acquired 03/12/2014, Cost $37,000) (e)	37,000	35,890
Seadrill Ltd.
6.625%, 09/15/2020 (Acquired 09/20/2013, Cost $1,360,000) (e)	1,360,000	1,394,000
SESI LLC
7.125%, 12/15/2021	1,700,000	1,895,500
Unit Corp.
6.625%, 05/15/2021	690,000	731,400
Total Energy Equipment & Services		6,343,340

Food & Staples Retailing - 0.2%
BI-LO LLC/BI-LO Finance Corp.
8.625%, 09/15/2018 (Acquired 09/17/2013 through 09/19/2013, Cost $1,025,286) (e)	1,020,000	1,056,974
Delhaize Group SA
4.125%, 04/10/2019	500,000	518,197
Total Food & Staples Retailing		1,575,171

Food Products - 0.1%
HJ Heinz Co.
4.250%, 10/15/2020 (Acquired 03/22/2013, Cost $680,000) (e)	680,000	668,950
Pinnacle Operating Corp.
9.000%, 11/15/2020 (Acquired 12/05/2013, Cost $267,592) (e)	250,000	270,000
Total Food Products		938,950

Health Care Equipment & Supplies - 0.1%
Edwards Lifesciences Corp.
2.875%, 10/15/2018	700,000	704,846
Health Care Providers & Services - 0.4%
Bioscrip, Inc.
8.875%, 02/15/2021 (Acquired 02/06/2014, Cost $503,944) (e)	500,000	521,250
Kindred Healthcare, Inc.
6.375%, 04/15/2022 (Acquired 03/26/2014, Cost $90,000) (e)	90,000	90,225
Select Medical Corp.
6.375%, 06/01/2021	1,000,000	1,015,000
6.375%, 06/01/2021 (Acquired 03/06/2014, Cost $507,438) (e)	500,000	507,500

Tenet Healthcare Corp.
8.125%, 04/01/2022	500,000	558,750
Total Health Care Providers & Services		2,692,725

Hotels, Restaurants & Leisure - 2.1%
Caesars Entertainment Operating Co., Inc.
10.750%, 02/01/2016	750,000	626,250
11.250%, 06/01/2017	1,000,000	962,500
5.750%, 10/01/2017	3,290,000	2,516,850
9.000%, 02/15/2020	1,500,000	1,346,250
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/2020 (Acquired 09/27/2013 through 12/27/2013, Cost $1,890,819) (e)	1,858,000	1,955,545
11.000%, 10/01/2021 (Acquired 02/24/2014, Cost $1,054,711) (e)	1,000,000	1,050,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (Acquired 03/03/2014 through 03/04/2014, Cost $1,064,377) (e)	1,000,000	1,072,500
Greektown Holdings LLC/Greektown Mothership Corp.
8.875%, 03/15/2019 (Acquired 02/26/2014 through 02/27/2014, Cost $1,028,207) (e)	1,000,000	1,032,500
Inn of the Mountain Gods Resort & Casino
9.250%, 11/30/2020 (Acquired 03/05/2014, Cost $492,603) (e)	500,000	490,000
Isle Of Capri Casinos, Inc.
8.875%, 06/15/2020	500,000	543,125
MGM Resorts International
5.250%, 03/31/2020	1,000,000	1,030,000
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	770,000	858,550
MTR Gaming Group, Inc.
11.500%, 08/01/2019	480,000	542,400
PNK Finance Corp.
6.375%, 08/01/2021 (Acquired 07/30/2013, Cost $1,002,096) (e)	1,000,000	1,040,000
WMG Acquisition Corp.
6.750%, 04/15/2022 (Acquired 03/26/2014, Cost $90,000) (e)	90,000	90,563
Total Hotels, Restaurants & Leisure		15,157,033

Household Durables - 0.2%
MDC Holdings, Inc.
5.500%, 01/15/2024	1,370,000	1,399,570
Household Products - 0.5%
Armored Autogroup, Inc.
9.250%, 11/01/2018	2,041,000	2,140,499
First Quality Finance Co, Inc.
4.625%, 05/15/2021 (Acquired 05/09/2013 through 02/26/2014, Cost $1,244,753) (e)	1,295,000	1,259,388
Total Household Products		3,399,887

Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc.
5.875%, 06/01/2023 (Acquired 12/05/2013 through 01/21/2014, Cost $947,317) (e)	1,000,000	982,500
Industrial Conglomerates - 0.4%
CEVA Group PLC
7.000%, 03/01/2021 (Acquired 03/13/2014 through 03/14/2014, Cost $1,014,413) (e)	1,000,000	1,017,500
9.000%, 09/01/2021 (Acquired 03/13/2014 through 03/14/2014, Cost $1,015,069) (e)	1,000,000	1,022,500
Ingersoll-Rand Global Holding Co. Ltd.
2.875%, 01/15/2019 (Acquired 06/17/2013, Cost $409,385) (e)	410,000	408,781
Total Industrial Conglomerates		2,448,781

Insurance - 1.2%

Five Corners Funding Trust
4.419%, 11/15/2023 (Acquired 11/18/2013, Cost $750,000) (e)	750,000	768,568
MetLife, Inc.
6.400%, 12/15/2036 (a)	125,000	131,875
Pearl Group Holdings No. 1 Ltd.
6.586%, 10/25/2049 (a)	GBP 2,494,750	3,880,436
Syncora Holdings Ltd.
2.656%, 07/07/2024	$3,760,000	2,936,560
6.880%, 09/29/2049 (a)	2,750,000	1,001,172
Total Insurance		8,718,611

Internet & Catalog Retail - 0.3%
Netflix, Inc.
5.750%, 03/01/2024 (Acquired 02/04/2014 through 02/05/2014, Cost $2,003,724) (e)	2,000,000	2,070,000
Internet Software & Services - 0.1%
Ancestry.com, Inc.
9.625%, 10/15/2018 (Acquired 01/29/2014, Cost $755,620) (e)	734,000	770,700
IT Services - 0.6%
Alliance Data Systems Corp.
6.375%, 04/01/2020 (Acquired 11/20/2012 through 02/26/2014, Cost $2,178,740) (e)	2,075,000	2,209,875
Broadridge Financial Solutions, Inc.
3.950%, 09/01/2020	1,250,000	1,268,264
Neustar, Inc.
4.500%, 01/15/2023	500,000	433,750
Total IT Services		3,911,889

Leisure Products - 0.2%
Brunswick Corp.
4.625%, 05/15/2021 (Acquired 05/08/2013 through 09/12/2013, Cost $882,907) (e)	875,000	855,313
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/2021 (Acquired 11/08/2013 through 02/26/2014, Cost $802,880) (e)	810,000	818,100
Total Leisure Equipment & Products		1,673,413

Machinery - 0.9%
BlueLine Rental Finance Corp.
7.000%, 02/01/2019 (Acquired 01/16/2014 through 01/22/2014, Cost $2,175,162) (e)	2,100,000	2,220,749
Milestone Aviation Group Ltd.
8.625%, 12/15/2017 (Acquired 12/12/2012 through 02/26/2014, Cost $2,594,447) (e)	2,470,000	2,652,163
Neff Rental LLC/Neff Finance Corp.
9.625%, 05/15/2016 (Acquired 05/06/2011 through 02/26/2014, Cost $1,072,772) (e)	1,050,000	1,094,625
Waterjet Holdings, Inc.
7.625%, 02/01/2020 (Acquired 01/24/2014 through 01/28/2014, Cost $1,026,190) (e)	1,000,000	1,060,000
Total Machinery		7,027,537

Marine - 0.8%
Eletson Holdings
9.625%, 01/15/2022 (Acquired 01/07/2014 through 01/27/2014, Cost $785,068) (e)	750,000	791,250
Energy XXI Gulf Coast, Inc.
7.500%, 12/15/2021 (Acquired 09/23/2013 through 09/24/2013, Cost $1,002,696) (e)	1,000,000	1,047,500
Global Ship Lease, Inc.
10.000%, 04/01/2019 (Acquired 03/11/2014 through 03/31/2014, Cost $1,783,472) (e)	1,750,000	1,806,875
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.
8.125%, 11/15/2021 (Acquired 12/04/2013, Cost $1,023,129) (e)	1,000,000	1,042,500
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.
7.375%, 01/15/2022 (Acquired 12/04/2013 through 01/28/2014, Cost $1,012,385) (e)	1,000,000	1,022,500

Total Marine		5,710,625

Media - 1.5%
Block Communications, Inc.
7.250%, 02/01/2020 (Acquired 07/30/2013 through 02/26/2014, Cost $1,571,596) (e)	1,475,000	1,570,874
Cengage Learning Acqquisitions, Inc.
12.000%, 06/30/2019 (Acquired 03/11/2014 through 03/12/2014, Cost $877,656) (e)(h)	3,145,000	880,600
Clear Channel Communications, Inc.
9.000%, 12/15/2019	500,000	525,000
14.000%, 02/01/2021	1,500,000	1,500,000
Columbus International, Inc.
7.375%, 03/30/2021 (Acquired 03/24/2014, Cost $250,000) (e)	250,000	257,188
Lee Enterprises, Inc.
9.500%, 03/15/2022 (Acquired 03/21/2014, Cost $1,029,196) (e)	1,000,000	1,030,000
Mediacom Broadband LLC/Mediacom Broadband Corp.
5.500%, 04/15/2021 (Acquired 03/12/2014, Cost $1,261,847) (e)	1,250,000	1,256,250
Nielsen Finance LLC/Nielsen Finance Co.
5.000%, 04/15/2022 (Acquired 03/28/2014, Cost $184,000) (e)	184,000	184,460
Radio One, Inc.
9.250%, 02/15/2020 (Acquired 01/29/2014 through 02/03/2014, Cost $1,014,492) (e)	1,000,000	1,060,000
Viacom, Inc.
5.850%, 09/01/2043	1,100,000	1,208,719
Videotron Ltd.
9.125%, 04/15/2018	281,000	291,538
5.375%, 06/15/2024 (Acquired 03/26/2014, Cost $90,000) (e)	90,000	90,450
VTR Finance BV
6.875%, 01/15/2024 (Acquired 01/17/2014 through 01/21/2014, Cost $1,025,817) (e)	1,000,000	1,040,000
Total Media		10,895,079

Metals & Mining - 3.5%
Aleris International, Inc.
7.625%, 02/15/2018	500,000	516,250
7.875%, 11/01/2020 (Acquired 12/11/2012 through 02/26/2014, Cost $1,056,060) (e)	1,020,000	1,050,600
American Gilsonite Co.
11.500%, 09/01/2017 (Acquired 02/26/2014 through 02/27/2014, Cost $1,020,000) (e)	1,000,000	1,040,000
Aurico Gold, Inc.
7.750%, 04/01/2020 (Acquired 03/17/2014, Cost $1,358,591) (e)	1,372,000	1,361,710
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500%, 12/15/2019	2,200,000	2,370,500
Coeur Mining, Inc.
7.875%, 02/01/2021 (Acquired 03/07/2014, Cost $888,725) (e)	871,000	873,178
Essar Steel Algoma, Inc.
9.375%, 03/15/2015 (Acquired 12/04/2013 through 02/07/2014, Cost $1,469,486) (e)	1,500,000	1,485,000
FMG Resources Ltd.
6.875%, 04/01/2022 (Acquired 06/25/2013 through 02/26/2014, Cost $1,495,146) (e)	1,500,000	1,616,250
IAMGOLD Corp.
6.750%, 10/01/2020 (Acquired 11/29/2012 through 02/26/2014, Cost $603,335) (e)	625,000	556,250
Molycorp, Inc.
10.000%, 06/01/2020	1,000,000	990,000
New Gold, Inc.
6.250%, 11/15/2022 (Acquired 07/11/2013 through 02/26/2014, Cost $1,762,983) (e)	1,805,000	1,832,075
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 02/01/2020 (Acquired 01/17/2013, Cost $274,662) (e)	270,000	288,225
Tembec Industries, Inc.
11.250%, 12/15/2018	750,000	819,375

Thompson Creek Metals Co., Inc.
7.375%, 06/01/2018	500,000	458,750
12.500%, 05/01/2019 (Acquired 05/08/2012 through 02/26/2014, Cost $791,592) (e)	790,000	849,250
Walter Energy, Inc.
9.500%, 10/15/2019 (Acquired 03/19/2014, Cost $924,665) (e)	911,000	926,943
11.000%, 04/01/2020 (Acquired 03/19/2014 through 03/21/2014, Cost $972,944) (e)	1,000,000	900,000
9.875%, 12/15/2020 (Acquired 11/16/2012 through 02/26/2014, Cost $965,010) (e)	1,060,000	696,950
8.500%, 04/15/2021	6,066,000	3,821,579
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.750%, 12/15/2018 (Acquired 03/05/2014, Cost $1,629,893) (e)	1,500,000	1,608,749
Total Metals & Mining		24,061,634

Multiline Retail - 0.3%
JC Penney Corp., Inc.
7.400%, 04/01/2037	2,750,000	2,131,250
Oil, Gas & Consumable Fuels - 6.1%
Antero Resources Finance Corp.
5.375%, 11/01/2021 (Acquired 10/24/2013 through 02/19/2014, Cost $2,459,687) (e)	2,435,000	2,471,525
Arch Coal, Inc.
7.250%, 06/15/2021	1,000,000	755,000
Baytex Energy Corp.
6.750%, 02/17/2021	1,000,000	1,030,000
Bonanza Creek Energy, Inc.
6.750%, 04/15/2021 (Acquired 04/04/2013 through 11/12/2013, Cost $717,336) (e)	700,000	747,250
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%, 04/15/2021 (Acquired 03/26/2014, Cost $36,000) (e)	36,000	36,270
7.625%, 01/15/2022	250,000	265,000
Comstock Resources, Inc.
9.500%, 06/15/2020	1,775,000	2,023,500
CONSOL Energy, Inc.
8.250%, 04/01/2020	1,500,000	1,629,375
Diamondback Energy, Inc.
7.625%, 10/01/2021 (Acquired 09/16/2013 through 02/26/2014, Cost $1,767,234) (e)	1,670,000	1,803,600
Drill Rigs Holdings, Inc.
6.500%, 10/01/2017 (Acquired 11/30/2012, Cost $500,251) (e)	500,000	521,250
EnLink Midstream Partners LP
2.700%, 04/01/2019	680,000	682,131
Exterran Partners LP/EXLP Finance Corp.
6.000%, 10/01/2022 (Acquired 03/31/2014, Cost $113,127) (e)	115,000	113,127
Foresight Energy LLC/Foresight Energy Corp.
7.875%, 08/15/2021 (Acquired 12/05/2013 through 01/23/2014, Cost $1,034,672) (e)	1,000,000	1,047,500
Gastar Exploration, Inc.
8.625%, 05/15/2018 (Acquired 01/21/2014 through 02/20/2014, Cost $1,272,102) (e)	1,250,000	1,281,250
Goodrich Petroleum Corp.
8.875%, 03/15/2019	500,000	517,500
Halcon Resources Corp.
9.750%, 07/15/2020 (Acquired 12/17/2013 through 02/07/2014, Cost $1,042,186) (e)	1,000,000	1,075,000
8.875%, 05/15/2021	1,000,000	1,037,500
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, 10/01/2020 (Acquired 11/21/2012 through 11/14/2013, Cost $1,198,605) (e)	1,140,000	1,239,750
Kinder Morgan, Inc.
5.625%, 11/15/2023 (Acquired 10/31/2013, Cost $825,000) (e)	825,000	815,934
Kodiak Oil & Gas Corp.
8.125%, 12/01/2019	1,965,000	2,178,693
5.500%, 02/01/2022 (Acquired 09/12/2013, Cost $352,475) (e)	370,000	378,788

Lightstream Resources Ltd.
8.625%, 02/01/2020 (Acquired 01/25/2012 through 01/21/2014, Cost $2,096,962) (e)	2,100,000	2,099,999
Magnum Hunter Resources Corp.
9.750%, 05/15/2020	500,000	553,750
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
9.250%, 06/01/2021	1,000,000	1,045,000
Murray Energy Corp.
8.625%, 06/15/2021 (Acquired 12/09/2013 through 01/21/2014, Cost $1,050,093) (e)	1,000,000	1,052,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.500%, 04/01/2019 (Acquired 03/07/2014, Cost $744,000) (e)	744,000	732,840
Northern Oil and Gas, Inc.
8.000%, 06/01/2020	1,635,000	1,737,188
Oasis Petroleum, Inc.
6.875%, 03/15/2022 (Acquired 09/10/2013 through 09/11/2013, Cost $526,579) (e)	520,000	562,900
Overseas Shipholding Group, Inc.
7.500%, 02/15/2024 (h)	500,000	543,750
Parsley Energy LLC/Parsley Finance Corp.
7.500%, 02/15/2022 (Acquired 01/31/2014 through 02/12/2014, Cost $1,020,791) (e)	1,000,000	1,055,000
Petrobras Global Finance BV
6.250%, 03/17/2024	1,060,000	1,092,077
Petroleos Mexicanos
6.375%, 01/23/2045 (Acquired 01/15/2014, Cost $1,364,715) (e)	1,375,000	1,483,281
Resolute Energy Corp.
8.500%, 05/01/2020 (Acquired 04/20/2012 through 01/11/2013, Cost $507,667) (e)	500,000	522,500
Rosetta Resources, Inc.
5.875%, 06/01/2022	2,000,000	2,045,000
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp.
9.750%, 02/15/2017	1,000,000	1,035,000
Samson Investment Co.
10.750%, 02/15/2020 (Acquired 12/04/2013 through 03/28/2014, Cost $1,088,085) (e)	1,000,000	1,090,000
Sanchez Energy Corp.
7.750%, 06/15/2021 (Acquired 12/05/2013 through 01/28/2014, Cost $1,033,039) (e)	1,000,000	1,067,500
SandRidge Energy, Inc.
7.500%, 02/15/2023	1,500,000	1,590,000
Tullow Oil PLC
6.000%, 11/01/2020 (Acquired 11/01/2013, Cost $815,138) (e)	810,000	822,150
Venoco, Inc.
8.875%, 02/15/2019	1,000,000	1,010,000
Williams Partners LP
4.300%, 03/04/2024	260,000	261,153
Total Oil, Gas & Consumable Fuels		43,051,531

Paper & Forest Products - 0.8%
Cenveo Corp.
11.500%, 05/15/2017	1,836,000	1,822,230
8.875%, 02/01/2018	1,000,000	1,020,000
Exopack Holdings SA
7.875%, 11/01/2019 (Acquired 12/05/2013, Cost $766,199) (e)	750,000	795,000
Plastipak Holdings, Inc.
6.500%, 10/01/2021 (Acquired 09/25/2013 through 10/21/2013, Cost $1,680,866) (e)	1,630,000	1,709,463
Total Paper & Forest Products		5,346,693

Pharmaceuticals - 0.9%
Capsugel SA
7.000%, 05/15/2019 (Acquired 11/05/2013, Cost $507,062) (e)	500,000	515,000

JLL/Delta Dutch Newco BV
7.500%, 02/01/2022 (Acquired 01/22/2014, Cost $2,015,191) (e)	2,000,000	2,060,000
Lantheus Medical Imaging, Inc.
9.750%, 05/15/2017	1,000,000	995,000
Prestige Brands, Inc.
5.375%, 12/15/2021 (Acquired 12/03/2013, Cost $480,000) (e)	480,000	491,400
Valeant Pharmaceuticals International
6.375%, 10/15/2020 (Acquired 10/23/2013, Cost $2,113,852) (e)	1,980,000	2,138,400
Total Pharmaceuticals		6,199,800

Professional Services - 1.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.
5.250%, 02/15/2022 (Acquired 01/16/2014, Cost $962,724) (e)	950,000	973,750
inVentiv Health, Inc.
9.000%, 01/15/2018 (Acquired 12/04/2013 through 01/21/2014, Cost $1,049,578) (e)	1,000,000	1,060,000
Modular Space Corp.
10.250%, 01/31/2019 (Acquired 02/19/2014 through 02/21/2014, Cost $518,123) (e)	500,000	520,000
SITEL LLC/Sitel Finance Corp.
11.500%, 04/01/2018	2,065,000	1,935,938
Southern Graphics, Inc.
8.375%, 10/15/2020 (Acquired 01/23/2013 through 02/26/2014, Cost $1,327,431) (e)	1,280,000	1,360,000
Visant Corp.
10.000%, 10/01/2017	1,000,000	996,250
WPP Finance 2010
5.625%, 11/15/2043	2,000,000	2,106,948
Total Professional Services		8,952,886

Real Estate Investment Trusts (REITs) - 0.2%
CBL & Associates LP
5.250%, 12/01/2023	1,045,000	1,075,305
Real Estate Management & Development - 0.2%
Hunt Cos, Inc.
9.625%, 03/01/2021 (Acquired 02/10/2014, Cost $544,124) (e)	551,000	564,775
Jones Lang LaSalle, Inc.
4.400%, 11/15/2022	375,000	366,453
Mattamy Group Corp.
6.500%, 11/15/2020 (Acquired 03/05/2014, Cost $182,160) (e)	184,000	186,300
Total Real Estate Management & Development		1,117,528

Road & Rail - 0.7%
Jurassic Holdings III, Inc.
6.875%, 02/15/2021 (Acquired 01/24/2014 through 01/27/2014, Cost $3,022,284) (e)	3,000,000	3,090,000
Watco Cos. LLC/Watco Finance Corp.
6.375%, 04/01/2023 (Acquired 06/27/2013 through 02/26/2014, Cost $2,200,516) (e)	2,200,000	2,233,000
Total Road & Rail		5,323,000

Semiconductors & Semiconductor Equipment - 0.4%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022	1,000,000	990,000
Micron Technology, Inc.
5.875%, 02/15/2022 (Acquired 02/05/2014 through 02/06/2014, Cost $1,976,137) (e)	1,940,000	2,032,150
Total Semiconductors & Semiconductor Equipment		3,022,150

Software - 1.2%
BMC Software Finance, Inc.

8.125%, 07/15/2021 (Acquired 12/05/2013 through 12/27/2013, Cost $1,044,355) (e)	1,000,000	1,052,500
First Data Corp.
8.250%, 01/15/2021 (Acquired 12/06/2013 through 01/21/2014, Cost $1,064,959) (e)	1,000,000	1,085,000
12.625%, 01/15/2021	750,000	892,500
11.750%, 08/15/2021	5,042,000	5,294,100
Total Software		8,324,100

Specialty Retail - 1.5%
Brown Shoe Co., Inc.
7.125%, 05/15/2019 (Acquired 04/27/2011 through 02/19/2014, Cost $1,027,919) (e)	1,000,000	1,057,500
Guitar Center, Inc.
6.500%, 04/15/2019 (Acquired 03/26/2014 through 03/27/2014, Cost $1,028,385) (e)	1,036,000	1,029,525
9.625%, 04/15/2020 (Acquired 03/26/2014, Cost $90,965) (e)	92,000	91,310
Michael's FinCo Holdings LLC / Michael's FinCo, Inc.
7.500%, 08/01/2018 (Acquired 07/24/2013 through 02/26/2014, Cost $1,207,978) (e)	1,200,000	1,236,000
Outerwall, Inc.
6.000%, 03/15/2019 (Acquired 05/08/2013 through 02/26/2014, Cost $1,259,025) (e)	1,225,000	1,280,125
Phosphorus Holdco PLC
10.000%, 04/01/2019 (Acquired 09/18/2013 through 01/31/2014, Cost $2,873,196) (e)	GBP 1,775,000	2,855,601
Rent-A-Center, Inc.
4.750%, 05/01/2021 (Acquired 07/30/2013, Cost $480,591) (e)	$500,000	466,250
The Gap, Inc.
5.950%, 04/12/2021	375,000	422,220
Toys R Us, Inc.
7.375%, 10/15/2018	1,941,000	1,552,799
Total Specialty Retail		9,991,330

Technology Hardware, Storage & Peripherals - 0.3%
Lexmark International, Inc.
5.125%, 03/15/2020	760,000	794,153
SunGard Availability Services Capital, Inc.
8.750%, 04/01/2022 (Acquired 03/26/2014, Cost $1,364,458) (e)	1,362,000	1,363,703
Total Technology Hardware, Storage & Peripherals		2,157,856

Textiles, Apparel & Luxury Goods - 0.3%
Industrias Unidas SA de CV
11.500%, 11/15/2016 (c)(h)	38,000	0
SIWF Merger Sub, Inc.
6.250%, 06/01/2021 (Acquired 08/09/2013 through 02/26/2014, Cost $2,080,101) (e)	2,077,000	2,160,080
Total Textiles, Apparel & Luxury Goods		2,160,080

Tobacco - 0.4%
Altria Group, Inc.
5.375%, 01/31/2044	1,000,000	1,045,394
Vector Group Ltd.
7.750%, 02/15/2021 (Acquired 06/26/2013 through 02/26/2014, Cost $1,785,565) (e)	1,700,000	1,827,500
Total Tobacco		2,872,894

Wireless Telecommunication Services - 1.4%
Goodman Networks, Inc.
12.375%, 07/01/2018 (Acquired 05/30/2013, Cost $345,619) (a)(e)	331,000	352,515
NII Capital Corp.
7.625%, 04/01/2021	740,000	207,200
NII International Telecom SCA
7.875%, 08/15/2019 (Acquired 01/14/2014 through 03/25/2014, Cost $1,805,015) (e)	2,503,000	1,695,783

11.375%, 08/15/2019 (Acquired 02/11/2013, Cost $337,000) (e)	337,000	237,585
Sprint Communications, Inc.
9.250%, 04/15/2022	1,525,000	1,837,625
Sprint Corp.
7.250%, 09/15/2021 (Acquired 09/04/2013, Cost $970,000) (e)	970,000	1,057,300
7.875%, 09/15/2023 (Acquired 09/04/2013 through 09/05/2013, Cost $760,605) (e)	760,000	836,000
7.125%, 06/15/2024 (Acquired 01/28/2014, Cost $1,012,418) (e)	1,000,000	1,050,000
T-Mobile USA, Inc.
6.500%, 01/15/2024	1,000,000	1,047,500
Windstream Corp.
7.750%, 10/01/2021	1,000,000	1,075,000
Total Wireless Telecommunication Services		9,396,508

TOTAL CORPORATE BONDS (Cost $316,785,706)		$323,496,741

FOREIGN GOVERNMENT AGENCY ISSUES - 0.1%
Oil and Gas Extraction - 0.1%
Petroleos Mexicanos
6.500%, 06/02/2041	500,000	547,500
TOTAL FOREIGN GOVERNMENT AGENCY ISSUES (Cost $497,780)		$547,500

FOREIGN GOVERNMENT NOTES/BONDS - 0.2%
Co-operative Bank PLC
11.000%, 12/18/2023	GBP 271,560	541,010
Republic of Latvia
2.750%, 01/12/2020 (Acquired 12/05/2012, Cost $743,348) (e)	$750,000	720,188
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Cost $1,242,799)		$1,261,198

FOREIGN MUNICIPAL BONDS - 0.7%
Commonwealth of Puerto Rico
5.250%, 07/01/2027	55,000	42,701
4.750%, 07/01/2031	12,000	8,543
5.125%, 07/01/2031	187,000	139,698
5.375%, 07/01/2033	25,000	18,866
6.125%, 07/01/2033	40,000	32,792
8.000%, 07/01/2035	1,060,000	989,128
6.000%, 07/01/2039	455,000	354,063
5.750%, 07/01/2041	30,000	22,901
Puerto Rico Sales Tax Financing Corp.
6.050%, 08/01/2036	130,000	110,427
5.500%, 08/01/2037	860,000	662,441
5.750%, 08/01/2037	800,000	627,768
5.375%, 08/01/2039	663,000	500,558
6.350%, 08/01/2039	175,000	135,651
6.375%, 08/01/2039	220,000	184,303
5.250%, 08/01/2041	500,000	369,545
5.500%, 08/01/2042	85,000	64,660
6.000%, 08/01/2042	760,000	611,116
5.250%, 08/01/2043	209,000	155,266
TOTAL FOREIGN MUNICIPAL BONDS (Cost $4,953,916)		$5,030,427

US GOVERNMENT NOTES/BONDS - 0.0%
United States Treasury Bond
3.125%, 02/15/2043	227,000	208,911
TOTAL US GOVERNMENT NOTES/BONDS (Cost $227,726)		$208,911

US TREASURY BILLS - 0.4%
United States Treasury Bill
0.064%, 04/17/2014 (i)	500,000	499,842
0.068%, 10/16/2014 (i)	1,990,000	1,989,942
TOTAL US TREASURY BILLS (Cost $2,489,758)		$2,489,784

BANK LOANS - 24.1%
Accellent Term Loan 2nd Lien
7.500%, 02/21/2022 (a)	1,000,000	990,630
Advanstar Term Loan 2nd Lien
9.500%, 06/05/2020 (a)	328,000	329,640
Affinion Group Tranch B Term Loan
6.750%, 10/09/2016 (a)	750,000	738,533
Affordable Care Term Loan 2nd Lien
10.500%, 12/26/2019 (a)	428,000	428,000
Alinta Energy Term Loan
6.375%, 08/13/2019 (a)	1,394,318	1,412,333
Alix Partners Term Loan 2nd Lien
9.000%, 07/10/2021 (a)	215,000	219,300
Allied Barton Security Services LLC Term Loan 1st Lien
4.250%, 02/12/2021 (a)	535,119	532,946
4.250%, 02/12/2021 (a)	189,881	189,110
Allied Barton Security Services LLC Term Loan 2nd Lien
8.000%, 08/12/2021 (a)	150,288	150,412
8.000%, 08/12/2021 (a)	56,712	56,759
Altegrity Term Loan D
0.000%, 02/20/2015 (a)	2,000,000	1,971,000
American Pacific Term Loan B
7.000%, 02/27/2019 (a)	500,000	505,000
Apple Leisure Term Loan 1st Lien
7.000%, 02/28/2019 (a)	257,974	257,974
7.000%, 02/28/2019 (a)	341,966	341,966
Arcapita Bank BSC Term Loan
0.000%, 04/15/2015 (a)(h)	4,921,000	2,821,357
Ascend Learning Term Loan
6.000%, 05/23/2017 (a)	1,559,958	1,573,607
Ascend Performance Materials Term Loan B
6.750%, 04/10/2018 (a)	688,487	674,718
Ascensus Term Loan 2nd Lien
9.000%, 12/02/2020 (a)	718,000	735,950
Asurion Corp. Term Loan 1st Lien
4.500%, 05/24/2019 (a)	585,000	585,954
Asurion Corp. Term Loan 2nd Lien
8.500%, 02/19/2021 (a)	3,840,000	3,959,999
Asurion Corp. Term Loan B 1st Lien
5.000%, 05/24/2019 (a)	576,000	576,939
Atrium Innovations, Inc. Term Loan
4.250%, 01/29/2021 (a)	906,000	902,603
Attachemate Term Loan 2nd Lien
11.000%, 11/21/2018 (a)	1,781,975	1,773,065
August Us Term Loan 2nd Lien
10.500%, 04/29/2019 (a)	172,420	176,731
Autogb Term Loan B 1st Lien
5.000%, 10/31/2019 (a)	3,825,000	3,356,696

Bennu Oil & Gas LLC Term Loan 2nd Lien
10.250%, 11/01/2018 (a)	1,000,000	1,011,670
BMC Software, Inc. Term Loan 1st Lien
5.000%, 09/10/2020 (a)	2,140,000	2,142,290
Bob's Discount Furniture Term Loan 1st Lien
5.250%, 02/05/2021 (a)	866,000	863,835
Bob's Discount Furniture Term Loan 2nd Lien
9.000%, 02/07/2022 (a)	495,000	492,525
Bowie Resources Term Loan 2nd Lien
11.750%, 08/16/2021 (a)	227,000	227,000
Bowlmor AMF Term Loan
8.750%, 06/28/2018 (a)	1,218,713	1,240,040
Brake Bros Ltd. Term Loan
3.733%, 03/13/2017 (a)	2,525,000	4,002,543
Brickman Group Term Loan 2nd Lien
7.500%, 12/31/2021 (a)	1,929,000	1,962,758
Caesar's Entertainment Term Loan 1st Lien
7.000%, 10/11/2020 (a)	3,799,478	3,845,602
Carestream Term Loan 2nd Lien
9.500%, 12/04/2019 (a)	478,540	487,714
Cengage Learning Acquisitions, Inc. Term Loan 1st Lien
7.000%, 03/06/2020 (a)(h)	2,015,000	2,035,996
Cengage Learning, Inc. Term Loan
4.750%, 07/03/2014 (a)(h)	1,700,000	1,615,000
Centaur Gaming Term Loan 2nd Lien
8.750%, 02/20/2020 (a)	669,000	681,544
CEVA Group PLC Term Loan 1st Lien
5.500%, 03/04/2019 (a)	222,167	221,241
CL Cunningham Lindsay Term Loan 2nd Lien
9.250%, 06/10/2020 (a)	471,625	470,446
Consolidated Precision Term Loan 2nd Lien
8.750%, 04/30/2021 (a)	617,000	624,713
Del Monte Term Loan 2nd Lien
8.750%, 07/31/2021 (a)	1,863,000	1,851,356
Dell, Inc. Term Loan
4.500%, 04/29/2020 (a)	50	50
Dell, Inc. Term Loan B 1st Lien
4.500%, 04/29/2020 (a)	1,995,000	1,980,456
Deluxe Term Loan
6.500%, 12/31/2025 (a)	370,000	370,618
Direct Chassis Link Term Loan 2nd Lien
8.250%, 11/30/2021 (a)(c)	833,000	820,505
Distribution International Term Loan
7.500%, 07/16/2019 (a)	492,280	492,280
Eastman Kodak Term Loan
7.250%, 09/03/2019 (a)	1,827,168	1,850,007
7.250%, 09/03/2019 (a)	1,000,000	1,012,500
Eastman Kodak Term Loan 2nd Lien
7.250%, 07/31/2020 (a)	315,000	316,181
Euramax Term Loan
0.000%, 10/01/2016 (a)	1,559,000	1,403,100
Extreme Reach Term Loan
6.750%, 01/24/2020 (a)	621,000	633,420
Extreme Reach Term Loan 2nd Lien
10.500%, 01/22/2021 (a)	2,721,000	2,748,210

Fairpoint Term Loan B
7.500%, 02/14/2019 (a)	2,327,252	2,398,326
Flexera Term Loan 2nd Lien
8.000%, 04/02/2021 (a)	408,000	405,960
Foodco Pastries Term Loan B 1st Lien
4.500%, 09/22/2016 (a)	1,431,535	1,858,765
Gelsons Term Loan B 1st Lien
5.250%, 12/31/2030 (a)	1,444,000	1,436,780
Genesis Healthcare Term Loan
10.750%, 12/04/2017 (a)	606,288	621,446
Global Tel Link Term Loan 2nd Lien
9.000%, 11/23/2020 (a)	2,714,000	2,659,720
Granton Resort Term Loan
9.000%, 08/14/2018 (a)	833,000	871,876
Harland Clarke Holdings Term Loan B
6.000%, 08/02/2019 (a)	993,750	998,719
Harrah's Term Loan B-4
9.500%, 10/31/2016 (a)	1,510,704	1,504,525
Harrah's Term Loan B-5
4.429%, 01/29/2018 (a)	2,300,000	2,136,700
Harrah's Term Loan B-6
5.434%, 01/29/2018 (a)	2,669,801	2,515,166
Hemisphere Term Loan
6.250%, 07/30/2020 (a)	312,638	313,419
Horseshoe Baltimore/CBAC Term Loan B
8.250%, 07/02/2020 (a)	161,000	167,440
Houghton International Term Loan 2nd Lien
9.500%, 12/20/2020 (a)	428,000	437,630
Hoyt Term Loan 2nd Lien
8.250%, 11/30/2020 (a)	192,000	196,320
Ikaria Acquisition, Inc. Term Loan
8.750%, 02/04/2022 (a)	188,000	190,350
ILFC Delos Term Loan B
3.500%, 02/27/2021 (a)	500,000	500,105
IMG Worldwide, Inc. Term Loan 1st Lien
1.000%, 03/19/2021 (a)	2,794,000	2,774,805
IMG Worldwide, Inc. Term Loan 2nd Lien
0.000%, 03/21/2022 (a)	1,510,000	1,522,276
Industrial Packaging Bridge Loan
0.000%, 12/31/2015 (a)	4,098,000	4,092,877
Inmar Term Loan 1st Lien
4.250%, 01/27/2021 (a)	626,000	620,523
Internap Term Loan 1st Lien
6.000%, 11/29/2019 (a)	1,432,410	1,439,572
Ion Media Term Loan 1st Lien
5.000%, 12/18/2020 (a)	270,323	272,012
Jacob's Entertainment Term Loan 2nd Lien
13.000%, 10/29/2019 (a)	389,000	392,890
Kronos Worldwide Term Loan 1st Lien
4.750%, 02/12/2020 (a)	246,000	247,538
Learfield Communications, Inc. Term Loan
5.000%, 10/09/2020 (a)	370,073	370,998
8.750%, 10/08/2021 (a)	464,000	473,280
Lightower Term Loan 2nd Lien
8.000%, 04/12/2021 (a)	338,388	343,886

Lineage Logistics Term Loan B 1st Lien
4.500%, 03/31/2021 (a)	510,000	507,450
Mergermarket Term Loan 1st Lien
4.500%, 01/29/2021 (a)	1,485,000	1,477,575
Mergermarket Term Loan 2nd Lien
7.500%, 01/28/2022 (a)	495,000	491,906
Metrovacesa Term Loan A
1.218%, 08/04/2016 (a)	2,570,000	3,005,704
Mohegan Tribal Term Loan B 1st Lien
5.500%, 11/19/2019 (a)	2,117,693	2,158,733
National Vision Term Loan 2nd Lien
0.000%, 03/04/2022 (a)	692,000	693,730
NEP Term Loan 2nd Lien
9.500%, 01/22/2020 (a)	401,143	410,838
NES Global Term Loan
6.500%, 10/03/2019 (a)	737,363	737,363
New Page Corp. Term Loan
9.500%, 02/05/2021 (a)	1,432,000	1,441,551
9.500%, 02/11/2021 (a)	1,000,000	1,006,670
NFR Energy Term Loan 2nd Lien
8.750%, 12/31/2018 (a)	1,000,000	1,011,880
Nuveen Investments Term Loan 2nd Lien
6.500%, 02/28/2019 (a)	2,000,000	2,002,500
NXT Capital Term Loan B
7.500%, 09/04/2018 (a)	723,188	726,803
Oasis Holdings Term Loan
0.000%, 10/04/2020 (a)	4,580,000	3,068,600
Ortho Clinical Diagnostics Bridge Loan
0.000%, 12/31/2015 (a)	5,079,000	5,079,000
Overseas Shipholding Term Loan
0.000%, 12/31/2049 (a)(h)	3,388,509	3,707,233
Patriot Coal Corp. Term Loan 1st Lien
0.000%, 12/18/2018 (a)	1,000,000	998,750
Payless ShoeSource Term Loan 1st Lien
1.000%, 03/05/2021 (a)	2,072,000	2,072,000
Payless ShoeSource Term Loan 2nd Lien
1.000%, 03/04/2022 (a)	1,036,000	1,037,295
Penton Media Term Loan 2nd Lien
9.000%, 10/01/2020 (a)	461,000	464,840
Peroxy Chemical Term Loan 1st Lien
7.500%, 02/13/2020 (a)	614,000	614,000
Phillips Pet Food Term Loan 2nd Lien
8.250%, 01/28/2022 (a)	990,000	991,238
PHS Term Loan B 1st Lien
3.500%, 08/02/2015 (a)	459,000	337,365
PHS Term Loan C 1st Lien
4.000%, 07/04/2016 (a)	459,000	339,660
Pinnacle Entertainment, Inc. Term Loan B-2 1st Lien
3.750%, 08/13/2020 (a)	496,250	497,024
PRA Holdings Term Loan 1st Lien
4.500%, 09/23/2020 (a)	438,795	436,965
Presidio Term Loan B 1st Lien
1.000%, 03/31/2017 (a)	2,261,000	2,270,903
RCS Capital Corp. Term Loan 2nd Lien
0.000%, 03/31/2017 (a)	682,000	696,779

Renaissance Learning Term Loan 1st Lien
5.000%, 11/16/2020 (a)	1,318,375	1,320,023
Renaissance Learning Term Loan 2nd Lien
4.250%, 05/14/2021 (a)	1,229,000	1,249,746
Rentpath Term Loan
6.250%, 05/29/2020 (a)	649,095	634,490
Royal Adhesives Term Loan 2nd Lien
9.750%, 01/31/2019 (a)	459,000	469,328
Schrader Term Loan 2nd Lien
10.500%, 04/29/2019 (a)	526,580	539,745
Seastar Term Loan B
5.250%, 12/31/2025 (a)	1,362,000	1,367,108
Sedgwick Communications Term Loan 2nd Lien
6.750%, 02/11/2022 (a)	1,658,000	1,646,610
Selecta Group Term Loan B 1st Lien
2.258%, 07/02/2015 (a)	1,750,000	1,818,690
Sirva Term Loan
7.500%, 03/22/2019 (a)	1,015,740	1,036,055
SK Spice (Archroma) Term Loan B
9.500%, 09/30/2018 (a)	764,160	764,160
Sophos Term Loan 1st Lien
5.000%, 01/27/2021 (a)	94,000	94,235
Sorenson Communications, Inc. Term Loan
11.500%, 10/31/2014 (a)	3,409,320	3,417,843
Springer Science Term Loan B 2nd Lien
5.000%, 07/23/2020 (a)	2,014,875	2,016,386
Stallion Oilfield Term Loan
8.000%, 06/19/2018 (a)	776,639	793,143
Steinway Term Loan 2nd Lien
9.250%, 09/18/2020 (a)	1,015,000	1,045,450
StoneRiver Term Loan 2nd Lien
8.500%, 05/29/2020 (a)	476,690	480,266
Sungard Term Loan 1st Lien
0.000%, 03/25/2019 (a)	2,329,000	2,331,911
Synarc-Biocore Term Loan 1st Lien
5.500%, 03/05/2021 (a)	1,674,000	1,667,723
Systems Maintenance Term Loan 2nd Lien
9.250%, 12/31/2020 (a)(c)	493,000	490,535
Therakos Term Loan
7.500%, 12/27/2017 (a)	696,963	701,026
Therakos Term Loan 2nd Lien
11.250%, 07/18/2018 (a)	925,000	943,500
TNT Logistics Term Loan 1st Lien
0.000%, 03/12/2021	323,153	321,805
TNT Logistics Canadian Term Loan 1st Lien
0.000%, 03/19/2021	40,394	40,226
TNT Logistics Dutch Term Loan 1st Lien
0.000%, 03/19/2021	234,286	233,309
Tomkins Air Distribution Term Loan B
9.250%, 05/11/2020 (a)	948,000	959,850
Tport Private Term Loan
0.000% (a)(b)	728,380	1,330,750
Travelport LLC Term Loan
6.250%, 06/26/2019 (a)	381,120	389,577
Trinet Term Loan B 1st Lien

5.000%, 08/20/2020 (a)	840,648	850,105
Trizetto Group Term Loan
4.750%, 05/02/2018 (a)	472,357	469,995
Trizetto Group Term Loan 2nd Lien
7.250%, 03/28/2019 (a)	817,000	821,085
Tube City Term Loan B
4.500%, 10/16/2020 (a)	689,273	690,134
TXU Energy Extended Term Loan
4.500%, 10/10/2017 (a)	1,135,000	817,200
Vestcom Term Loan B
7.000%, 12/26/2018 (a)	296,010	296,010
Vince Intermediate Term Loan 1st Lien
6.000%, 11/27/2019 (a)	473,314	478,047
Vinnolit Term Loan B1 1st Lien
2.250%, 04/16/2015 (a)	760,563	1,089,058
Vinnolit Term Loan B2 1st Lien
2.250%, 04/02/2015 (a)	399,296	571,755
Vinnolit Term Loan B3 1st Lien
2.250%, 04/16/2015 (a)	190,141	272,264
Vinnolit Term Loan C1 1st Lien
2.500%, 04/18/2016 (a)	760,563	1,094,297
Vinnolit Term Loan C2 1st Lien
2.500%, 04/18/2016 (a)	399,296	574,506
Vinnolit Term Loan C3 1st Lien
2.500%, 04/18/2016 (a)	190,141	273,574
Vogue International, Inc. Term Loan
5.250%, 02/07/2020 (a)	1,252,000	1,253,565
YP Term Loan B 1st Lien
8.000%, 06/04/2018 (a)	201,000	202,592
YRC Worldwide, Inc. Term Loan 1st Lien
8.000%, 02/13/2019 (a)	997,500	1,005,809
Ziggo Term Loan B1
3.500%, 01/15/2022 (a)	231,423	228,787
Ziggo Term Loan B2
3.500%, 01/15/2022 (a)	149,133	147,435
Ziggo Term Loan B3
3.500%, 01/15/2022 (a)	245,271	242,478
TOTAL BANK LOANS (Cost $167,916,764)		$170,195,267

EXCHANGE TRADED FUNDS - 0.1%	Shares
SPDR Gold Shares (b)	5,068	626,455
TOTAL EXCHANGE TRADED FUNDS (Cost $731,205)		$626,455

CLOSED-END FUNDS - 0.7%
Prudential Global Short Duration High Yield Fund, Inc.	270,860	4,759,010
TOTAL CLOSED-END FUNDS (Cost $4,715,002)		$4,759,010

OTHER SECURITIES - 0.0%
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012 (b)(c)(h)	45,000	0
Tribune Litigation Interest (b)(c)	13,789	0
TOTAL OTHER SECURITIES (Cost $58,789)		$0

WARRANTS - 0.0%
Xerium Technologies, Inc.

Expiration May 2014, Exercise Price: $19.52 (b)	35,003	3,150
TOTAL WARRANTS (Cost $16,238)		$3,150

PURCHASED OPTIONS - 0.1%	Contracts
Put Options - 0.1%
iShares Russell 2000 ETF
Expiration April 2014, Exercise Price: $111.00 (b)	2,900	147,900
Expiration May 2014, Exercise Price: $111.00 (b)	1,400	205,800
Expiration June 2014, Exercise Price: $96.00 (b)	843	45,522
Expiration September 2014, Exercise Price: $106.00 (b)	1,092	359,268
Weight Watchers International, Inc.
Expiration July 2014, Exercise Price: $27.50 (b)	186	155,124
Expiration January 2015, Exercise Price: $15.00 (b)	188	33,840
Total Put Options		947,454
Payer Swaptions - 0.0%
Markit CDX.NA.HY.21.10
Expiration April 2014, Exercise Price: $105.00 (b)	7,800	6,552
Expiration May 2014, Exercise Price: $105.00 (b)	27,500	120,450
Total Payer Swaptions		127,002
TOTAL PURCHASED OPTIONS (Cost $1,812,769)		$1,074,456

MONEY MARKET FUNDS - 18.9%	Shares
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.06% (a)(g)	133,519,821	133,519,821
TOTAL MONEY MARKET FUNDS (Cost $133,519,821)		$133,519,821

Total Investments (Cost $763,944,863) - 110.2%		778,859,873

Liabilities in Excess of Other Assets - (10.2)%		(72,262,968)
TOTAL NET ASSETS - 100.0%		$706,596,905

Percentages are stated as a percent of net assets.
EUR	Euro
GBP	British Pound Sterling

(a)	Variable Rate Security. The rate shown represents the rate at March 31, 2014.
(b)	Non-income producing.
(c)
Security classified as Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At March 31, 2014, the market value of these securities total $3,779,063 which represents 0.5% of total net assets.

(d)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2014, the market value of these securities total $3,203,322 which represents 0.5% of total net assets.

(e)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by Investment Advisor (unaudited).  Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At March 31, 2014, the market value of these securities total $200,130,311 which represents 28.3% of total net assets.

(f)
Represents an interest only security that entitles holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgages. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgage. Interest rate disclosed represents the coupon rate of the underlying mortgages at March 31, 2014.

(g)	The rate shown is the seven day yield as of March 31, 2014.
(h)	Default or other conditions exist and security is not presently accruing income.
(i)	All or a portion of the shares have been committed as collateral for futures.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard &
Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund
Services, LLC.

The accompanying notes are an integral part of these Schedule of Investments.

Underlying Funds Trust
Relative Value - Long/Short Debt
Securities Sold Short
March 31, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS - 3.1%
Auto Components - 0.0%
Johnson Controls, Inc.	6,296	$297,927
Automobiles - 0.4%
Ford Motor Co.	44,384	692,390
General Motors Co.	10,692	368,019
Harley-Davidson, Inc.	5,014	333,982
Tesla Motors, Inc.	5,200	1,083,940
Total Automobiles		2,478,331

Consumer Finance - 0.1%
Encore Capital Group, Inc.	17,230	787,411
Distributors - 0.1%
Genuine Parts Co.	4,515	392,128
Diversified Consumer Services - 0.1%
Ascent Capital Group, Inc.	11,320	855,226
Electrical Equipment - 0.1%
General Cable Corp.	23,990	614,384
Energy Equipment & Services - 0.1%
SEACOR Holdings, Inc.	12,220	1,056,052
Health Care Equipment & Supplies - 0.1%
Wright Medical Group, Inc.	27,630	858,464
Internet & Catalog Retail - 0.1%
Ctrip.com International Ltd. - ADR ADR	15,110	761,846
Internet Software & Services - 0.2%
Blucora, Inc.	55,300	1,088,857
Machinery - 0.2%
Altra Industrial Motion Corp.	44,300	1,581,510
Media - 0.0%
Liberty Media Corp.	2,460	321,596
Metals & Mining - 0.2%
AK Steel Holding Corp.	118,998	859,166
RTI International Metals, Inc.	15,430	428,645
Thompson Creek Metals Co., Inc.	21,300	46,434
Total Metals & Mining		1,334,245

Multiline Retail - 0.2%
JC Penney Co., Inc.	175,653	1,514,129
Oil, Gas & Consumable Fuels - 0.1%
Cobalt International Energy, Inc.	16,860	308,875
Emerald Oil, Inc.	23,300	156,576
Energy XXI Bermuda Ltd.	13,790	325,030
Total Oil, Gas & Consumable Fuels		790,481

Pharmaceuticals - 0.1%
The Medicines Co.	24,310	690,890

Semiconductors & Semiconductor Equipment - 0.4%
Rudolph Technologies, Inc.	29,570	337,394
SunEdison, Inc.	121,980	2,298,103
Total Semiconductors & Semiconductor Equipment		2,635,497

Technology Hardware, Storage & Peripherals - 0.4%
SanDisk Corp.	34,500	2,801,055
Textiles, Apparel & Luxury Goods - 0.2%
Iconix Brand Group, Inc.	27,280	1,071,286
Wireless Telecommunication Services - 0.0%
NII Holdings, Inc.	141,398	168,264
TOTAL COMMON STOCKS (Proceeds $22,172,380)		$22,099,579

	Principal
CORPORATE BONDS - 2.0%	Amount
Chemicals - 0.2%
Ashland, Inc.
4.750%, 08/15/2022	$1,000,000	981,250
Tronox Finance LLC
6.375%, 08/15/2020	500,000	513,750
Total Chemicals		1,495,000

Communications Equipment - 0.1%
Avaya, Inc.
10.500%, 03/01/2021	1,000,000	927,500
Construction Materials - 0.1%
Cemex SAB de CV
5.875%, 03/25/2019	1,000,000	1,036,250
Food & Staples Retailing - 0.1%
SUPERVALU, Inc.
6.750%, 06/01/2021	1,000,000	1,013,750
Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Operating Co., Inc.
10.000%, 12/15/2018	2,000,000	875,000
Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp.
7.875%, 07/31/2020	1,000,000	1,100,000
Internet Software & Services - 0.1%
iPayment, Inc.
10.250%, 05/15/2018	724,000	533,950
Media - 0.1%
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019	113,000	120,345
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.750%, 04/01/2021	375,000	425,625
Total Media		545,970

Metals & Mining - 0.2%
AK Steel Corp.
7.625%, 05/15/2020	750,000	748,125
Cliffs Natural Resources, Inc.
6.250%, 10/01/2040	357,000	309,387

Total Metals & Mining		1,057,512

Multiline Retail - 0.1%
Claire's Stores, Inc.
8.875%, 03/15/2019	500,000	465,000
Oil, Gas & Consumable Fuels - 0.3%
Connacher Oil and Gas Ltd.
8.500%, 08/01/2019	430,000	344,000
EXCO Resources, Inc.
7.500%, 09/15/2018	1,000,000	1,005,000
James River Coal Co.
7.875%, 04/01/2019	126,300	16,419
Peabody Energy Corp.
6.250%, 11/15/2021	1,000,000	1,002,500
Total Oil, Gas & Consumable Fuels		2,367,919

Specialty Retail - 0.1%
Best Buy Co., Inc.
5.500%, 03/15/2021	588,000	589,470
Gymboree Corp.
9.125%, 12/01/2018	500,000	423,125
Total Specialty Retail		1,012,595

Wireless Telecommunication Services - 0.3%
NII Capital Corp.
10.000%, 08/15/2016	1,047,000	424,035
Sprint Communications, Inc.
6.000%, 11/15/2022	1,310,000	1,334,563
Total Wireless Telecommunication Services		1,758,598

TOTAL CORPORATE BONDS (Proceeds $14,521,962)		$14,189,044

EXCHANGE TRADED FUNDS - 0.6%	Shares
iShares iBoxx $ High Yield Corporate Bond ETF	1,068	100,809
iShares iBoxx Investment Grade Corporate Bond ETF	16,500	1,930,005
SPDR S&P 500 Trust ETF	11,635	2,176,210
SPDR S&P Retail ETF	4,000	337,000
TOTAL EXCHANGE TRADED FUNDS (Proceeds $4,090,980)		$4,544,024

	Principal
FOREIGN GOVERNMENT NOTES/BONDS - 0.1%	Amount
Spain Government Bond
5.500%, 04/30/2021	$301,000	492,675
TOTAL FOREIGN GOVERNMENT NOTES/BONDS (Proceeds $402,105)		$492,675

Total Securities Sold Short (Proceeds $41,187,427)		$41,325,322

The accompanying notes are an integral part of these Schedule of Investments.

Underlying Funds Trust
Relative Value - Long/Short Debt
Options Written
March 31, 2014 (Unaudited)

	Contracts	Value
PUT OPTIONS
iShares Russell 2000 ETF
Expiration: June 2014, Exercise Price: $85.00	843	$15,174
Expiration: September 2014, Exercise Price: $90.00	1,092	107,016
Total Put Options		122,190

Total Options Written (Premiums received $388,748)		$122,190

The accompanying notes are an integral part of these Schedule of Investments.

Underlying Funds Trust
Relative Value - Long/Short Debt
Futures Contracts
March 31, 2014 (Unaudited)

	Expiration		Underlying Notional	Unrealized
	Month	Contracts	Amount at Fair Value	Appreciation (Depreciation)
FUTURES CONTRACTS PURCHASED
US 2YR NOTE	June 2014	5	$1,097,813	$(1,653)
TOTAL FUTURES CONTRACTS PURCHASED				$(1,653)
SHORT FUTURES CONTRACTS
US 10YR NOTE	June 2014	101	$(12,473,500)	$102,326
US 5YR NOTE	June 2014	230	(27,359,219)	207,864
US LONG BOND	June 2014	19	(2,531,156)	(14,298)
US ULTRA BOND	June 2014	45	(6,501,094)	(85,894)
USD IRS 10YR PRIME	June 2014	283	(28,468,031)	(188,060)
USD IRS 5YR PRIME	June 2014	269	(26,954,641)	54,219
TOTAL SHORT FUTURES CONTRACTS				$76,157

TOTAL FUTURES CONTRACTS				$74,504

The accompanying notes are an integral part of these Schedule of Investments.

Underlying Funds Trust
Relative Value - Long/Short Debt
Swap Contracts
March 31, 2014 (Unaudited)
							Maximum
							Potential	Upfront
		Buy/Sell	(Pay)/ Receive	Termination	Notional	Moody's Rating of Reference	Future Payment	Premium Paid	Unrealized Appreciation/
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Value	Entity	(Receipt)	(Received)	(Depreciation)

CREDIT DEFAULT SWAP BUY CONTRACTS

BNP Paribas S.A.	Alcoa, Inc.	Buy	(1.00%)	3/20/2019	$ 6,000,000	Ba1	$ (6,000,000)	$ 210,069	$ (60,572)
BNP Paribas S.A.	Expedia, Inc.	Buy	(1.00%)	3/20/2018	3,500,000	Ba1	(3,500,000)	89,986	(114,805)
BNP Paribas S.A.	International Paper Co.	Buy	(1.00%)	9/20/2018	4,000,000	Baa3	(4,000,000)	(13,870)	(50,876)
BNP Paribas S.A.	Markit CDX.NA.HY.21.10	Buy	(5.00%)	12/20/2018	56,000,000	B1	(56,000,000)	(3,255,073)	(1,194,413)
BNP Paribas S.A.	Nucor Corp.	Buy	(1.00%)	3/20/2019	5,000,000	Baa1	(5,000,000)	(105,367)	2,529
BNP Paribas S.A.	Stanley Black & Decker, Inc.	Buy	(1.00%)	12/20/2018	5,000,000	Baa1	(5,000,000)	(79,453)	(16,910)
Credit Suisse	Best Buy, Inc.	Buy	(5.00%)	9/20/2017	1,000,000	Baa2	(1,000,000)	94,778	(200,615)
Credit Suisse	Gannett Co., Inc.	Buy	(5.00%)	9/20/2017	1,000,000	Ba1	(1,000,000)	(77,790)	(58,806)
Credit Suisse	J.C. Penney Company, Inc.	Buy	(5.00%)	6/20/2014	2,650,000	Caa2	(2,650,000)	87,029	(73,780)
Credit Suisse	J.C. Penney Company, Inc.	Buy	(5.00%)	9/20/2014	1,000,000	Caa2	(1,000,000)	38,612	(22,363)
Credit Suisse	Nokia OYJ	Buy	(5.00%)	12/20/2015	1,000,000	B1	(1,000,000)	78,943	(182,649)
Credit Suisse	Pitney Bowes, Inc.	Buy	(5.00%)	9/20/2017	1,000,000	Baa2	(1,000,000)	8,815	(159,017)
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	9/20/2016	1,000,000	Caa2	(1,000,000)	156,364	326,295
Credit Suisse	Radioshack Corp.	Buy	(5.00%)	9/20/2015	1,000,000	Caa2	(1,000,000)	129,480	267,401
Credit Suisse	Staples, Inc.	Buy	(1.00%)	9/20/2017	1,000,000	Baa2	(1,000,000)	67,959	(57,283)
Credit Suisse	The Walt Disney Co.	Buy	(1.00%)	9/20/2018	5,000,000	A2	(5,000,000)	(152,570)	(36,510)
Credit Suisse	Xerox Corp.	Buy	(1.00%)	12/20/2017	1,000,000	Baa2	(1,000,000)	56,252	(68,651)
Goldman Sachs & Co.	Capital One Financial Corp.	Buy	(1.00%)	12/20/2016	2,000,000	Non-Rated	(2,000,000)	10,230	(54,340)
Goldman Sachs & Co.	H&R Block, Inc.	Buy	(5.00%)	6/20/2018	2,000,000	Baa2	(2,000,000)	(266,354)	(61,025)
Goldman Sachs & Co.	Kimco Realty Corp.	Buy	(1.00%)	6/20/2016	2,250,000	Baa1	(2,250,000)	14,895	(46,610)
Goldman Sachs & Co.	Mohawk Industries, Inc.	Buy	(1.00%)	6/20/2017	2,000,000	Baa3	(2,000,000)	44,495	(84,279)
Goldman Sachs & Co.	YUM! Brands, Inc.	Buy	(1.00%)	3/20/2018	3,000,000	Baa3	(3,000,000)	(33,326)	(39,964)

Total Credit Default Swap Buy Contracts									(1,987,243)

CREDIT DEFAULT SWAP SELL CONTRACTS

BNP Paribas S.A.	J.C. Penney Company, Inc.	Sell	5.00%	6/20/2018	1,000,000	Caa2	1,000,000	(80,432)	(111,440)
Credit Suisse	Caesar's Entertainment Corp.	Sell	5.00%	9/20/2015	2,000,000	Caa3	2,000,000	(161,614)	(229,568)
Credit Suisse	Markit CMBX.NA.AAA.4.11	Sell	0.35%	2/17/2051	983,735	Aaa	983,735	(52,593)	42,140
Credit Suisse	Markit CMBX.NA.AAA.4.12	Sell	0.35%	2/17/2051	7,869,878	Aaa	7,869,878	(285,485)	201,868
Credit Suisse	MGM Holdings, Inc.	Sell	5.00%	6/20/2018	1,500,000	B3	1,500,000	26,115	173,566
Credit Suisse	Radioshack Corp.	Sell	5.00%	9/20/2014	1,000,000	Caa2	1,000,000	(28,464)	(102,160)
Goldman Sachs & Co.	Markit CMAA4.18	Sell	0.35%	2/17/2051	983,735	Aaa	983,735	(123,078)	112,625
Goldman Sachs & Co.	Markit CMAA4.19	Sell	0.35%	2/17/2051	1,475,602	Aaa	1,475,602	(96,219)	80,541

Total Credit Default Swap Sell Contracts									167,572

Total Credit Default Swap Contracts									$ (1,819,671)

INTEREST RATE SWAP CONTRACTS
					Unrealized
Pay/Receive			Termination	Notional	Appreciation/
Floating Rate	Floating Rate Index	Fixed Rate	Date	Value	(Depreciation)

Receive	3-Month USD-LIBOR	1.823%	3/26/2019	$ 10,000,000	$ (92,956)

Total Interest Rate Swap Contracts					$ (92,956)

The accompanying notes are an integral part of these Schedule of Investments.

Underlying Funds Trust
Relative Value - Long/Short Debt
Forward Contracts
March 31, 2014 (Unaudited)
							Unrealized
	Currency		U.S. $ Value	Currency		U.S. $ Value	Appreciation
Settlement Date	to be Delivered		March 31, 2014	to be Received		March 31, 2014	(Depreciation)
4/28/2014	1,610,000	Swiss Francs	$1,821,577	1,824,162	U.S. Dollars	$1,824,162	$2,585
5/30/2014	15,501,070	Euros	21,352,807	21,430,155	U.S. Dollars	21,430,155	77,348
5/30/2014	8,074,140	British Pounds	13,454,658	13,340,950	U.S. Dollars	13,340,950	(113,708)
5/30/2014	14,782,191	Swedish Krona	2,281,716	2,279,086	U.S. Dollars	2,279,086	(2,630)
5/30/2014	1,732,478	U.S. Dollars	1,732,478	11,231,607	Swedish Krona	1,733,663	1,185
			$40,643,236			$40,608,016	$(35,220)

The accompanying notes are an integral part of these Schedule of Investments.

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2014 (Unaudited):

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Purchased Options	Investments	$1,074,456
Written Options			Written option contracts, at value	$122,190
Total Equity Contracts		$1,074,456		$122,190
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts *	$364,409	Unrealized depreciation on futures contracts *	$289,905
Swap Contracts	Unrealized gain on swap contracts **	-	Unrealized loss on swap contracts **	92,956
Foreign Exchange Contracts:
Forward Contracts	Cumulative appreciation on forward contracts ***	81,118	Cumulative depreciation on forward contracts ***	116,338
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized gain on swap contracts ****	2,320,987	Swap payments received & unrealized loss on swap contracts ****	7,838,324
Total Derivatives		$3,840,970		$8,459,713

* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule.
** Includes cumulative appreciation/depreciation on interest rate swap contracts as reported in the Swap Contracts schedule.
*** Includes cumulative appreciation/depreciation on forwards contracts as reported in the Forward Contracts schedule.
**** Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The average quarterly market value of purchased and written options during the trailing four quarters ended March 31, 2014 were as follows:

Purchased options	$377,182
Written options	$59,399

The average quarterly notional amount of futures contracts during the trailing four quarters ended March 31, 2014 were as follows:

Long Futures Contracts
Interest Rate Contracts	$4,216,508

Short Futures Contracts
Interest Rate Contracts	$70,904,409

The average quarterly notional amount of swaps and forward contracts during the trailing four quarters ended March 31, 2014 were as follows:

Swaps	$96,336,014
Forward Contracts	$61,686,412

The accompanying notes are an integral part of these Schedule of Investments.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2014 (Unaudited):

Description	Level 1		Level 2	Level 3		Total
Common Stocks	$25,316,418	(2)	$-	$2,233,292	(1)	$27,549,710
Convertible Preferred Stocks	-		2,660,938	-		2,660,938
Preferred Stocks	5,822,545		-	122,231		5,944,776
Asset Backed Securities	-		11,095,751	-		11,095,751
Mortgage Backed Securities	-		49,981,354	112,500		50,093,854
Convertible Bonds	-		38,302,124	-		38,302,124
Corporate Bonds	-		323,496,741	-		323,496,741
Foreign Government Agency Issues	-		547,500	-		547,500
Foreign Government Notes/Bonds	-		1,261,198	-		1,261,198
Foreign Municipal Bonds	-		5,030,427	-		5,030,427
U.S. Government Notes/Bonds	-		208,911	-		208,911
U.S. Government Treasury Bills	-		2,489,784	-		2,489,784
Bank Loans	-		168,884,227	1,311,040		170,195,267
Exchange Traded Funds	626,455		-	-		626,455
Closed-End Funds	4,759,010		-	-		4,759,010
Other Securities	-		-	-		-
Warrants	-		3,150	-		3,150
Purchased Options	901,932		172,524	-		1,074,456
Money Market Funds	133,519,821		-	-		133,519,821
Total Investments in Long Securities	$170,946,181		$604,134,629	$3,779,063		$778,859,873

Securities Sold Short:
Common Stocks	$22,099,579	(2)	$-	$-		$22,099,577
Corporate Bonds	-		14,189,044	-		14,189,044
Exchange Traded Funds	4,544,024		-	-		4,544,024
Foreign Government Notes/Bonds	-		492,675	-		492,675
Total Securities Sold Short	$26,643,603		$14,681,719	$-		$41,325,320

Written Options	$122,190		$-	$-		$122,190

Other Financial Instruments*
Futures Contracts Purchased	$(1,653)		$-	$-		$(1,653)
Short Futures Contracts	76,157		-	-		76,157
Credit Default Swap Buy Contracts	-		(1,987,243)	-		(1,987,243)
Credit Default Swap Sell Contracts	-		167,572	-		167,572
Interest Rate Swap Contracts	-		(92,956)	-		(92,956)
Forward Contracts	(35,220)		-	-		(35,220)
Total Other Financial Instruments	$39,284		$(1,912,627)	$-		$(1,873,343)

(1) The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Building Products	$-
Oil, Gas & Consumable Fuels	98,400
Transportation Infrastructure	2,134,892
$2,233,292

(2) Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.
* Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into or out of Level 1 during the period.

Below are the transfers into or out of Levels 1 and 2 during the quarter ended March 31, 2014:

Transfers into Level 2	$8,238,438
Transfers out of Level 2	(490,535)
Net Transfers in and/(out) of Level 2	$7,747,903

A transfer was made into Level 2 from Level 3 due to an increase in market activity.
A transfer was made out of Level 2 into Level 3 due to a security being priced with unobservable inputs versus being valued in an active market.
Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2013	$17,213,782
Accrued discounts/premiums	715
Realized gain (loss)	232,460
Change in unrealized depreciation	306,214
Purchases	1,787,995
(Sales)	(8,014,200)
Transfer in/(out) of Level 3	(7,747,903)
Balance as of March 31, 2014	$3,779,063

Change in unrealized appreciation/depreciation during the period for level 3 investments held at March 31, 2014	$(710,898)

A transfer was made into Level 2 from Level 3 due to an increase in market activity.
A transfer was made out of Level 2 into Level 3 due to a security being priced with unobservable inputs versus being valued in an active market.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these Schedule of Investments.

Type of Security	Fair Value at 3/31/2014	Valuation Techniques	Unobservable Input	Range	Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$ 2,134,892	Market comparable companies	EBITDA multiple	5.83x	5.83x	Increase

			Revenue multiple	0.62x	0.62x	Increase
			Discount for lack of marketability	25%	25%	Decrease

	98,400	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Preferred Stocks	122,231	Valuation based on financial information from company	Private company financial information	N/A	N/A	Increase
			Discount for lack of marketability	75%	75%	Decrease

Mortgage Backed Securities	112,500	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Bank Loans	1,311,040	Consensus pricing	Third party & broker quoted inputs	N/A	N/A	Increase

Other Securities	-	Consensus pricing	Inputs used by third party valuation firm	N/A	N/A	Increase

The significant unobservable inputs used in the fair value measurement of the Fund's common stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Fund would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Adviser and the fund's third party administrator, which report to the Valuation Committee. For third-party information, the Adviser monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these Schedule of Investments.

Underlying Funds Trust
Managed Futures Strategies
Schedule of Investments
March 31, 2014 (Unaudited)
(Consolidated)
	Shares	Value
MONEY MARKET FUNDS - 72.3%
Fidelity Institutional Government Portfolio
0.01% (a) (b)	5,300,000	$5,300,000
Fidelity Institutional Money Market Portfolio
0.05% (a) (b)	7,657,566	7,657,566
First American Treasury Obligations Fund
0.00% (a) (b)	5,050,000	5,050,000
First American Government Obligations Fund
0.01% (a) (b)	3,378,093	3,378,093
First American Prime Obligations Fund
0.02% (a) (b)	5,231,865	5,231,865
Invesco Advisers, Inc. STIT - Treasury Portfolio
0.01% (a) (b)	5,198,447	5,198,447
Invesco Advisers, Inc. STIT - Prime Portfolio
0.03% (a) (b)	5,050,000	5,050,000
Invesco Advisers, Inc. STIT - Liquid Assets Portfolio
0.06% (a) (b)	9,016,002	9,016,002
TOTAL MONEY MARKET FUNDS (Cost $45,881,973)		45,881,973

OTHER SHORT-TERM INVESTMENT VEHICLE - 12.0%
Smith Breeden Institutional Short Duration Portfolio (c)	7,500,000	$7,600,208
TOTAL OTHER SHORT-TERM INVESTMENT VEHICLE (Cost $7,500,000)		7,600,208

Total Investments (Cost $53,381,973) - 84.3%		53,482,181

Other Assets in Excess of Liabilities - 15.7%		9,961,982
TOTAL NET ASSETS - 100.0%		$63,444,163

Percentages are stated as a percent of net assets.

(a)	Rate shown is the seven day yield as of March 31, 2014.
(b)	All or a portion of the shares have been committed as collateral for swaps.
(c)	Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The market value of these securities total $7,600,208, which represents 12.0% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Managed Futures Strategies
Swap Contracts
March 31, 2014 (Unaudited)
(Consolidated)
				Unrealized
		Termination	Notional	Appreciation/
Counterparty	Reference Entity	Date	Value	(Depreciation)

LONG TOTAL RETURN SWAP CONTRACTS

Newedge UK Financial Ltd.	Dominion Managed Futures Index (a)	Indefinite	$15,227,688	$5,454,688

Newedge UK Financial Ltd.	Northfield Managed Futures Index (a)	Indefinite	11,874,117	(2,016,381)

Newedge UK Financial Ltd.	Revolution Managed Futures Index (a)	Indefinite	9,626,052	1,581,811

Total Long Total Return Swap Contracts				$5,020,118

(a) Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The cumulative appreciation/depreciation of these securities total $5,020,118, which represents 7.9% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of March 31, 2014 (Unaudited):

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$45,881,973	$-		$-	$45,881,973
Other Short-Term Investment Vehicle	-	7,600,208		-	7,600,208
Total Investments in Securities	$45,881,973	$7,600,208		$-	$53,482,181

Long Total Return Swap Contracts	$-	$5,020,118	*	$-	$5,020,118

* Includes cumulative appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.
There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.
Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these Schedules of Investments.

The average quarterly notional amount of swaps during the period ended March 31, 2014 were as follows:

Swaps	$36,037,015

The accompanying notes are an integral part of these Schedules of Investments.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

1. Security Valuation

Investments in the Event Driven, Long/Short Equity, Market Neutral, Relative Value – Long/Short Debt and Managed Futures Strategies Portfolios (individually a “Portfolio,” and collectively the “Portfolios”) of the Underlying Funds Trust (“UFT”) are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to March 31, 2014 related to subsequent valuation information obtained.

Various inputs are used in determining the value of the Portfolios’ investments. A summary of the inputs used to value the Portfolio’s net assets as of March 31, 2014 is located in a table following each series’ Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign securities to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of March 31, 2014, the Event Driven, Long/Short Equity, Market Neutral, Relative Value – Long/Short Debt and Managed Futures Strategies Portfolios had securities with market values of $, $, $0, $0 and $0, that represents %, %, 0.00%, 0.00% and 0.00% of each Portfolio’s net assets, respectively, that were fair valued using these valuation adjustments.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Security Transactions, Investment Income and Realized Gain and Loss -- Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.  Capital gain distributions received are recorded as capital gains.

Repurchase Agreements -- The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Foreign Currency Translations and Transactions -- The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities -- The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants -- The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Short Sales -- The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities – The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resales (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

To Be Announced (“TBA”) Transactions – The Portfolios may purchase securities on a forward commitment or on a ‘To Be Announced” basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the period ended March 31, 2014, the Portfolios did not engage in any TBA transactions.

Bank Loans – The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans").  Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary – Managed Futures Strategies may invest up to 25% of its total assets in Hatteras Trading Advisors (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by Managed Futures Strategies and is therefore consolidated. All intercompany accounts and transactions have been eliminated in consolidation.  The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures’ investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time.  For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes.  As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in Managed Futures’ investment company taxable income.

2. Derivative Transactions

The Portfolios utilized derivative instruments during the three months ended March 31, 2014. The Portfolios’ use of derivatives included credit defaults swaps, total return swaps, futures, options, and currency forward contracts.  The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Event Driven – The Event Driven Portfolio uses credit defaults swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event.  The credit default swaps used during the period were for hedging purposes, while the currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invests in foreign securities.  The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Long/Short Equity - The Long/Short Equity Portfolio uses options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility.  The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Market Neutral - The Market Neutral Portfolio uses options to implement its strategy of achieving capital appreciation.  During the period, the Portfolio used written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Relative Value – Long/Short Debt – The Relative Value – Long/Short Debt Portfolio uses credit default swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation.  The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets.  Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invest in foreign securities.  The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios.  The Portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

Managed Futures Strategies –The Managed Futures Portfolio uses total return swaps to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account.  The success of derivatives strategies will also be affected by the Advisor’s or Sub-Advisor’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps

A credit default swap (“CDS”) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks:  counterparty risk and liquidity risk.  Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation.  Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps - A total return swap agreement (“TRS”) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, TRS involve counterparty and liquidity risk.

A summary of the Portfolios’ use of swap contracts during the three months ended March 31, 2014, including average quarterly notional amount during the trailing four quarters and the effects of any realized and unrealized gains (losses), is located in a schedule following each series’ Schedule of Investments.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Futures

A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk.  In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses.  The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

A summary of the Portfolios’ use of futures contracts during the three months ended March 31, 2014, including average quarterly notional amount during the trailing four quarters and the effects of any realized and unrealized gains (losses), is located in a schedule following each series’ Schedule of Investments.

Options

Call options give the owner of the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

A summary of the Portfolios’ use of option contracts during the three months ended March 31, 2014, including average quarterly notional amount during the trailing four quarters and the effects of any realized and unrealized gains (losses), is located in a schedule following each series’ Schedule of Investments.

Underlying Funds Trust
Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a Portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a Portfolio. Market illiquidity or disruption could result in significant losses.

A summary of the Portfolios’ use of forward contracts during the three months ended March 31, 2014, including average quarterly notional amount during the trailing four quarters and the effects of any realized and unrealized gains (losses), is located in a schedule following each series’ Schedule of Investments.

Further information regarding derivative activity for each portfolio can be found in the Schedule of Investments.

3. Federal Income Taxes

The cost basis of investments for federal income tax purposes at March 31, 2014 were as follows*:

	Event	Long/Short	Market	Relative	Managed
	Driven	Equity	Neutral	Value	Futures
Cost of Investments	$232,876,965	$352,800,521	$93,283,030	$764,807,554	$53,363,151
Gross tax unrealized appreciation	25,459,350	33,615,477	4,896,803	22,098,350	119,030
Gross tax unrealized depreciation	(3,564,526)	(4,460,470)	(1,750,970)	(8,173,033)	-
Net tax unrealized appreciation (depreciation)	$21,894,824	$29,155,007	$3,145,833	$13,925,317	$119,030
* Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Portfolios’ previous fiscal year end.  For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the UFT’s most recent semi-annual or annual report.

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Underlying Funds Trust

By  /s/ David B. Perkins
       David B. Perkins, Chief Executive Officer

Date  May 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David B. Perkins
      David B. Perkins, Chief Executive Officer

Date  May 27, 2014

By  /s/ Lance Baker
      Lance Baker, Chief Financial Officer and Treasurer

Date  May 27, 2014